Subsurface Exploration Report

Proposed Sand & Gravel Mining Operations
Nicholson Site, Picayune, Mississippi
Hickory Site, Pearl River, Louisiana

November 4, 2011

Terracon Project No. ET115012-Revision 4

Prepared for:

Hub City Industries, LLC
Lafayette, Louisiana

Prepared by:

Terracon Consultants, Inc.
New Orleans, Louisiana

November 4, 2011

Terracon

Hub City Industries, LLC
4023 Ambassador Caffery Boulevard
Lafayette, Louisiana 70503

Attn: Mr. Virgil Vincent

Re: Subsurface Exploration Report
Proposed Sand & Gravel Mining Operations
Nicholson Site, Picayune, Mississippi
Hickory Site, Pearl River, Louisiana
Terracon Project Number: ET115012 – Revision 4

Dear Mr. Vincent:

Terracon Consultants, Inc. (Terracon) is pleased to provide this revised report of the previously reported subsurface exploration for the Nicholson and Hickory Sites located at Picayune, Mississippi and Pearl River, Louisiana respectively (Terracon Project ET115012 dated October 20, 2011). The original services were performed in accordance with Terracon's Proposal No. EH115088 dated August 11, 2011: the revision is a reduction in the acreage at the Hickory Site from 300 acres to 150± acres.

The primary purpose of these services is to provide information regarding estimated sizes and corresponding estimated quantities of sand and gravel within the upper 60 feet at the two sites. In addition to providing these estimates, this report presents the results of the subsurface exploration and provides estimates of volumes and quantities of other materials such as clay.

We appreciate the opportunity to be of service on this project. If you have any questions concerning this report, or if we may be of further service, please contact us.

Sincerely,
Terracon Consultants, Inc.

John R. Osterlund, P.E.
Project Engineer

Stephen E. Greaber, P.E.
Office Manager / Principal

TABLE OF CONTENTS

SUBSURFACE EXPLORATION REPORT - REVISED
NICHOLSON SITE, PICAYUNE, MISSISSIPPI
HICKORY SITE, PEARL RIVER, LOUISIANA

Terracon Project Number ET115012 – Revision 4
November 4, 2011

1.0 INTRODUCTION

This report presents the results of our subsurface exploration performed for proposed sand and gravel mining operations at Picayune, Mississippi (Nicholson Site) and Pearl River, Louisiana (Hickory Site). Our scope of work for this project included the advancement of twelve soil borings at the Nicholson Site and six soil borings at the Hickory Site to depths ranging from 60 feet to 90 feet below existing grade. Site location plans, boring location plans, and boring logs are included in Appendix A of this report.

The primary purpose of these services is to provide information regarding estimated sizes and corresponding estimated quantities of sand and gravel within the upper 60 feet at the two sites.

- subsurface soil conditions
- groundwater conditions
- estimated sand volumes and quantities
- estimated gravel volumes and quantities
- estimated clay volumes and quantities

2.0 PROJECT INFORMATION

Item	Description	
	Nicholson Site	Hickory Site
Location	Picayune, Mississippi (Refer to Exhibits A-1 in Appendix A)	Pearl River, Louisiana (Refer to Exhibits A-2 in Appendix A)
Boring Locations	Refer to Exhibits A-3 in Appendix A.	Refer to Exhibits A-4 in Appendix A.
Approximate Areas	450 acres	150 acres
Existing Ground Cover	Trees, scrub brush, partially cleared	Trees, scrub brush, partially cleared
Existing Topography	Generally flat with elevations near 18 to 25 feet; up to near 50 feet to the north.	Generally flat with elevations near 18 to 23 feet

3.0 SUBSURFACE CONDITIONS

3.1 Geology

The site is within an area of High Terrace deposits. These deposits are characteristically described as tan to orange clay, silt, overlying sand with large amounts of basal gravel. Surfaces are highly dissected and less continuous than lower terraces. The High Terrace deposits are composed of terraces formerly designated as Williana, Citronelle, and the highest Bentley.

3.2 Typical Subsurface Profile

The soil borings were continuously sampled to depths of between 60 and 90 feet. Soil samples were obtained utilizing the split-spoon sampling methods. Sampling was conducted using the standard 2-inch outer diameter (OD) sampler and the modified 3-inch OD sampler. The samples were visually classified and transported to our Baton Rouge laboratory for testing. The samples were tested for gradation and Atterberg limits as per ASTM D422 and D4318, respectively.

Conditions encountered at each boring location are indicated on the individual boring logs provided in Appendix A. Stratification boundaries on these logs represent the approximate location of changes in soil types; in situ, the transition between materials may be gradual. Included on the soil boring logs are the field and laboratory data collected and descriptions of soil conditions specific to each boring. Laboratory testing procedures and tests results are presented in Appendix B.

3.2.1 Nicholson Site

Based on the results of the Nicholson borings (ten extended to 60 feet and two to 90 feet), subsurface conditions in the upper 60 feet at the Nicholson site can be generalized as follows:

Description	Approximate Depth to Bottom of Stratum	Approximate Stratum Thickness	Material Encountered
Stratum 1	4 to 28 feet	16 feet	Mostly Silty Clay with Clay and lesser amounts of Clayey Sand and Sand
Stratum 2	Most borings were terminated in this layer at the typical depth of 60 feet.	44 feet	Mostly Sand and Gravel

Nicholson Borings B-8 and B-11 were extended to a depth of about 90 feet. At B-8, sand was predominantly encountered from 60 feet to the boring termination depth of 90 feet. At B-11, alternating layers of gravel, sand, and clay were encountered from 60 feet to the boring termination depth of 90 feet.

3.2.2 Hickory Site

Based on the results of the Hickory borings (five extended to 60 feet and one to 90 feet), subsurface conditions in the upper 60 feet at the Hickory site can be generalized as follows:

Description	Approximate Depth to Bottom of Stratum	Approximate Stratum Thickness	Material Encountered
Stratum 1	6 to 14 feet	10 feet	Silty Clay and Clay
Stratum 2	Most borings were terminated in this layer at the typical boring depth of 60 feet.	50 feet	Mostly Sand and Gravel

Hickory Boring B-4, which was extended to a depth of 90 feet, encountered alternating layers of gravel, sand, and clay from 60 feet to the boring termination depth of 90 feet.

3.3 Groundwater Conditions

The boreholes were observed while drilling and after completion for the presence and level of groundwater. The borings where water levels were observed are summarized below. The remaining borings did not encountered groundwater during dry auger drilling. Detailed water level information is provided on the borings logs that are presented in Appendix A.

Boring Number	Depth to groundwater during drilling (feet)	Depth to groundwater after drilling (feet)
Nicholson B-01	13	Water levels not obtained
Nicholson B-03	13	11 (20 min)
Nicholson B-04	15	Water levels not obtained
Hickory B-01	10	8.2 (15 min)
Hickory B-02	12	10.5 (20 min)
Hickory B-03	6	4.1 (20 min)
Hickory B-04	10	9 (15 min)
Hickory B-05	10	4 (15 min)

Boreholes were dry-augured to depths of approximately 6 to 12 feet. Below this depth, the borings were advanced using rotary-wash drilling to the boring termination depth. Rotary wash drilling prevents accurate determination of groundwater conditions but the need to use rotary wash drilling techniques often indicates groundwater has been or is close to being encountered. Based on water levels in the onsite ponds and the borehole water levels measured, it is reasonable to assume that groundwater is located at depths ranging from 4 to 12 feet below the ground surface.

Long term observations in piezometers or observation wells sealed from the influence of surface water are often required to accurately define groundwater levels. Groundwater level fluctuations occur due to seasonal variations in the amount of rainfall, runoff and other factors not evident at the time the borings were performed. Therefore, groundwater levels during development of the sites for mining, active mining, or at other times in the life of the mines may differ from those noted herein and on the boring logs. The possibility of groundwater level fluctuations should be considered when developing the mine construction plans and mining plans for the sites.

4.0 ANALYSES AND FINDINGS

4.1 Methodology

We broadly stratified the site based upon the field logs and lab testing. The soils were classified primarily into five categories. The categories are: lean clays (CL), fat clays (CH), silts (ML), sands (SP, SP-SM, SC, and SW-SM), and gravels (GP, GW, and GP-GM).

An equivalent sand and gravel gradation was evaluated for each project site. The evaluation was conducted based upon the laboratory gradation results, weighted by the corresponding strata thickness. The results of the equivalent gradations are presented in tables provided in Appendix C.

Furthermore, we used the material distribution to estimate the in-place volume of the individual soil type groups and corresponding sieves sizes. The calculated volumes of material were then used to estimate a weight of material in tons for a corresponding acre (using the normalized gradation for the respective project area and an assumed bulk dry density) to a depth of 60 feet. These estimates were applied to the total acreage provided for the project site. The results are presented in tabular form in Appendix C.

4.2 Assumptions

The following assumptions were made in development of the estimated quantity of materials at the project site:

- The borings performed for the project are representative of site conditions. The stratigraphy was assumed to extend laterally beyond the borings. However, actual conditions may vary and can lead to a variance in quantity estimates.
- The lab testing was performed on representative samples selected from each identified soil type and were assumed to be representative of that layer.
- An in-situ dry bulk unit weight of 90 pounds per cubic foot (pcf) was used for estimation gravel and sand weights.
- The borings were considered to be at the same elevation in considering the volume estimates.

4.3 Results

The results of our analyses are presented in tabular form for the Nicholson and Hickory Sites. For each area, there are two tables provided. The first table summarizes the material volumes by Unified Soil Classification System (USCS) groups. The second table summarizes the sand and gravel material volumes and estimated weight of material for each pit. The tables are presented in Appendix C.

The second table further groups the quantities of material estimated in several respective particle size ranges, (e.g., 20/40, 40/70, and 70/200). The 20/40 range represents the sum of the weight of sand retained by the #30 (opening size 600 μm) and the #40 (opening size 425 μm) sieves. Similarly, the 40/70 range is the sum of the weight of sand retained by the #50 (opening size 300 μm) and the #70 (opening size 212 μm) sieves. Finally, the 70/200 range is the sum of the weight of the sand retained by the #100 (150 μm) and the #200 (75 μm) sieves. The tables present the estimated tons for each particle size range for the provided acreage of the respective sites.

5.0 LIMITATIONS

The reserve results presented in this report are based upon borings performed at the indicated locations to depths of 60 feet and detailed sampling. Selected samples were tested to determine the gradation and quantities. The acreages for the two sites (450 acres at Nicholson and 150 acres at Hickory) were provided to us by the client and were used in the reserve determination. The client marked the areas considered within the Hickory Site on Exhibit A-4 in Appendix A. The reserve results presented in this report for the Hickory Site are based on the area outlined in red on Exhibit A-4, which area we and the client estimate to be approximately 150 acres. Based upon our investigation, the reserve quantities are considered proven or measured.

This report does not reflect variations that may occur outside the areas of our investigation, or due to the modifying effects of excavation or weather. The nature and extent of such variations may not become evident until excavation is underway.

The scope of services for this project does not include either specifically or by implication any environmental or biological (e.g., mold, fungi, bacteria) assessment of the site or identification or prevention of pollutants, hazardous materials or conditions. If the owner is concerned about the potential for such contamination or pollution, other studies should be undertaken.

This report has been prepared for the exclusive use of our client for specific application to the project discussed and has been prepared in accordance with generally accepted geotechnical engineering practices. No warranties, either expressed or implied, are intended or made. Site safety, excavation support, and dewatering requirements are the responsibility of others.

APPENDIX A
FIELD EXPLORATION



Luther Walker Rd
Sam Powell Rd
Oliver Davis Rd
Eloise St
Villa Ln
Watts Hill
Elaine St
Marilyn St
Marsha St
Margaret St
Jerry Strickland Rd
Crimson Ln
SITE LOCATION
Jackson Landing Rd
Topaz Rd
Nichols
bing
© 2010 Navteq © 2011 Microsoft

N

Project Manager: AB	Project No. ET115012	Terracon	SITE LOCATION PLAN	EXHIBIT
Drawn by: AB	Scale: NTS	524 Elmwood Park Blvd. # 170 New Orleans, LA 70123	SUBSURFACE EXPLORATION REPORT	A-1
Checked by: AB	File Name: Exhibit A- 1	PH. (504) 818-3638 FAX. (504) 818-3890	NICHOLSON PIT	
Approved by: AB	Date: September 2011		PICAYUNE, MISSISSIPPI	



Teal Rd
Walker Rd
SITE LOCATION
41
La Industries Pit Rd
Harper Rd 2
Taylor Rd
bing
© 2010 Navteq © 2011 Microsoft



N

Project Manager: AB	Project No. ET115012	Terracon	SITE LOCATION PLAN	EXHIBIT
Drawn by: AB	Scale: NTS		SUBSURFACE EXPLORATION REPORT HICKORY PIT PEARL RIVER, LOUISIANA	A-2
Checked by: AB	File Name: Exhibit A- 2			
Approved by: AB	Date: September 2011			


B-9
B-10
B-7
B-8
B-11
B-5
B-6
B-12
B-1
B-4
B-2
B-3
Nicholson
Google
Image U.S. Geological Survey
Image Mississippi GIS Coordinating Council
© 2011 Google
Imagery Date: 2/5/2007

DIAGRAM IS FOR GENERAL LOCATION ONLY, AND IS NOT INTENDED FOR CONSTRUCTION PURPOSES

Legend
60' soil boring
90' soil boring

Project Manager: AB	Project No. ET115012	Terracon	**BORING LOCATION DIAGRAM**
Drawn by: AB	Scale: NTS	Elmwood Park Blvd. # 170 New Orleans, LA	SUBSURFACE EXPLORATION REPORT NICHOLSON PIT PICAYUNE, MISSISSIPPI
Checked by: AB	File Name: Exhibit A-3	PH. (504) FAX. (504)	EXHIBIT
Approved by: AB	Date: September 2011		A-3


Maple Slough
Mitchell Hammock
B-1
B-2
B-3
B-4
B-5
B-6
Google

DIAGRAM IS FOR GENERAL LOCATION ONLY, AND IS NOT INTENDED FOR CONSTRUCTION PURPOSES

60' soil boring

90' soil boring

Project Manager: AB	Project No. ET115012	Terracon	BORING LOCATION DIAGRAM SUBSURFACE EXPLORATION REPORT HICKORY PIT PEARL RIVER, LOUISIANA
Drawn by: AB	Scale: NTS		EXHIBIT A-4
Checked by: AB	File Name: Exhibit A-4		
Approved by: AB	Date: September 2011		

FIELD EXPLORATION DESCRIPTION

The field exploration was conducted utilizing standard procedures developed by Terracon Consultants, Inc. (Terracon) for studies of this nature. The information collected during the field exploration was documented by a Terracon Engineering Technician. The following paragraphs describe the field methods utilized. One or more soil borings were performed for this study. This Appendix includes detailed soil boring log(s) which present the data collected and provide a description of soil and groundwater conditions encountered. A legend that describes the terms and symbols used in the boring log(s) is included.

Site Reconnaissance

The engineering technician walked the project site and documented observations that are of significance to the geotechnical exploration. Such observations include: topography, vegetation, trees, drainage, other structures, surface soil conditions, and trafficability.

These observations were reported to the project engineer in the form of field notes. The project engineer reviewed the results of the field reconnaissance with the engineering technician in a project meeting subsequent to the field exploration.

Soil Drilling and Sampling

The soil boring(s) were advanced using our ATV-mounted drilling rig and equipment at the approximate location(s) shown on Figure 2. The location(s) were measured from known points.

<u>Soil Boring Advancement</u>: The boring(s) were advanced by rotating a four-inch diameter, short-flight earth auger with the drilling rig, removing the auger from each boring, and cleaning the cuttings from the auger before sampling or reinserting the auger back into the bore hole. This technique allowed for the observation of soil cuttings and description of soil conditions encountered. This dry auger technique allows detection of free groundwater within the boring.

Below the groundwater table, the deep borings were advanced using the rotary wash boring technique by using a four-inch diameter drill bit, and circulating cuttings to the ground surface using drilling fluids injected through the drill stem. The drilling fluids stabilized the bore hole during sampling procedures and masked any further detection of groundwater.

<u>Soil Sampling:</u> The soil sampling program included the collection of undisturbed and disturbed soil samples. Relatively undisturbed samples were obtained by pushing a three-inch diameter, Shelby tube sampler a distance of two feet into the soil in general accordance with ASTM D1587. Depths at which these undisturbed samples were obtained are indicated by a shaded portion in the "Samples" column of the attached boring log(s).

After the Shelby tube was removed from each boring, the sample was visually classified. Relative strength estimates of the sample were obtained by penetrometer readings. These penetrometer readings in units of tons per square foot are indicated by the symbol "(P)" in the "Field Test Results" column of each boring log. The sample was extruded in the field and the samples were wrapped and sealed to minimize moisture loss. The sample was placed in a crate and transported to the Terracon laboratory.

In more granular conditions, the standard penetration test (SPT) was performed. In this case, representative disturbed samples were obtained in cohesionless soils by driving a two-inch OD split-spoon sampler a distance of 18 inches into the soil with blows from a 140-lb hammer falling a distance of 30 inches (ASTM D 1586). Depths at which split-spoon samples were taken are indicated by two crossed slashes in the "Samples" column of the boring logs. The number of blows required to drive the sampler for each six-inch increment was recorded. The penetration resistance is the number of blows required to drive the split-spoon sampler the final 12 inches of penetration. Information related to the penetration resistance is presented in the "Field Test Results" column of the boring logs as the number of blows per foot (b/f). The SPT samples were placed in sealed containers to minimize moisture loss during transport to the laboratory.

Groundwater Observations: During the soil boring advancement and sampling operation, observations for free groundwater were made. Information regarding water level observations is recorded in the "groundwater" column on the soil boring log(s). Other information regarding water level observations has been noted under "Groundwater Level Data" at the bottom of each log.

Boring Abandonment: Upon completion of the field exploration phase of this study, each boring was sealed in accordance with State regulations.

BORING LOG NO. Nicholson B-01

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 28' 56.6" N Longitude: 89° 45' 0.4" W

DEPTH	Description	FIELD TEST RESULTS	WATER CONTENT (%)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Stiff to very stiff, brown, **CLAY (CH)**, moist	7-7-8 N=15	20	52-26-26	
		5-6-7 N=13			
4.0	Medium dense, tan to gray, **SILTY SAND (SM)**, moist	7-7-6 N=13			
	-some iron staining	5-6-7 N=13	16		26
8.0	Medium dense, tan to gray, **SAND (SP)**, moist -trace gravel pockets	5-6-8 N=14			
	-becomes gray	8-10-9 N=19	16		2
14.0	Very soft, dark gray, **CLAY (CH)**, very moist -with organics	2-1-0 N=1	52.5	63-35-28	97
18.0	Soft, dark gray, **SILTY CLAY (CL)**, slightly moist - with organics	2-1-2 N=3	23	24-15-9	
23.0	Dense, tan , **SAND (SP-SM)** -with clay	11-13-22 N=35	20.5	Non-Plastic	7
28.0	Medium dense, dark brown, **CLAYEY SAND (SC)**	3-5-7 N=12	19.5	18-13-5	50
33.0	Very soft, gray, **SANDY CLAY (CL)** -with gravel	N=WOH			
38.0	Very dense, tan, **SAND (SP)** -with some fine, rounded gravel	17-26-53 N= 50+	20.5	Non-Plastic	11
		19-50/6" N=50/6"			
48.0	Medium dense, tan, **SAND (SW)** - with gravel	12-10-16 N=26	14	Non-Plastic	8

Column headings also printed: GRAPHIC LOG; DEPTH (ft) 5, 10, 15, 20, 25, 30, 35, 40, 45, 50; GROUNDWATER OBSERVATIONS (▽ at 13 ft); SAMPLE TYPE; SHEAR STRENGTH: TEST TYPE, UNDRAINED SHEAR STRENGTH (ksf), STRAIN (%); DRY UNIT WEIGHT (pcf).

Advancement Method:
0-13' Auger
13-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS
▽ *First occurence at 13 feet.*

Terracon

Boring Started: 8/15/11	Boring Complete: 8/15/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-01

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries Lafayette, Louisiana

SITE: Nicholson Pit Slidell, Louisiana

LOCATION
Latitude: 30° 28' 56.6" N Longitude: 89° 45' 0.4" W

DEPTH	DEPTH (ft)	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
Medium dense, tan, **SAND (SW)** - with gravel *(continued)*										
53.0										
Very dense **GRAVEL (GP)** -trace sand		X	18-28-29 N= 50+							
	55									
-becomes dense		X	12-11-19 N=30				15			3
60.0	60									
Boring Terminated at 60 Feet.										

Advancement Method:
0-13' Auger
13-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS
First occurence at 13 feet.

Terracon

Boring Started: 8/15/11	Boring Complete: 8/15/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

TERRACON SMART LOG-HEADERS ET115012.NICHOLSON BORINGS.GPJ TERRACON2011SEPT.GDT 10/25/11

BORING LOG NO. Nicholson B-02

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 28' 51" N Longitude: 89° 42' 54.6" W

DEPTH (ft)	Description
0.0–8.0	Medium stiff to stiff, tan to light brown, **SILTY CLAY (CL)**, moist -with sand seams -with iron staining
8.0–13.0	Medium dense, tan, **SAND (SP-SM)**, slightly moist -with silt and trace gravel
13.0–23.0	Soft to medium stiff, gray, **SANDY CLAY (CL)**, moist -with sand seams -becomes dark gray and wet, with wood fragments
23.0–33.0	Dense, gray, **SAND (SP-SM)**, moist -with silt -with gravel
33.0–43.0	Medium dense, **GRAVEL (GP)** -with sand
43.0–50	Medium dense, gray, **SAND (SP)**, slightly moist -with gravel

Approx. Depth (ft)	Groundwater Observations	Sample Type	Field Test Results	Shear Strength: Test Type	Undrained Shear Strength (ksf)	Strain (%)	Water Content (%)	Dry Unit Weight (pcf)	Atterberg Limits LL-PL-PI	Percent Fines
1		X	9-5-6 N=11				21		46-24-22	
3		X	4-3-4 N=7							
5		X	4-4-5 N=9				18		29-15-14	72
7		X	4-4-6 N=10							
9		X	6-5-7 N=12				6.5		Non-Plastic	9
14		X	0-2-2 N=4							
19		X	0.25(HP)				45.5			
24		X	11-17-26 N=43				18		Non-Plastic	10
29		X	28-20-24 N=44				7		Non-Plastic	6
34		X	9-7-7 N=14				11			1
39		X	14-11-16 N=27							
44		X	10-15-12 N=27				15.5			3
49		X	11-12-14 N=26							

Advancement Method:
0-10' Auger
10-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/16/11	Boring Complete: 8/16/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-02

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 28' 51" N Longitude: 89° 42' 54.6" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Medium dense, gray, **SAND (SP)**, slightly moist -with gravel *(continued)*											
				X	15-10-13 N=23				14.5			4
	-medium to coarse sand lenses	55										
	-becoming very dense			X	29-34-30 N= 50+							
	60.0	60										
	Boring Terminated at 60 Feet.											

Advancement Method: 0-10' Auger 10-60' Rotary Wash	The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual. See attached General Notes for explanation of symbols and terms.
Abandonment Method: Boring backfilled with cement-bentonite grout upon completion.	Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/16/11	Boring Complete: 8/16/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

TERRACON SMART LOG-HEADERS ET115012.NICHOLSON BORINGS.GPJ TERRACON2011SEPT.GDT 10/25/11

BORING LOG NO. Nicholson B-03

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 28' 46.3" N Longitude: 89° 42' 47.6" W

DEPTH	Description
	Medium stiff to stiff, light brown to brown, **SILTY CLAY (CL)**, moist
13.0	Loose, light gray to gray, **CLAYEY SAND (SC)**, moist
18.0	Soft, light gray to gray, **CLAY (CH)**, very moist - with wood fragments and organics -with wood fragments and sand pockets
28.0	Very dense, tan, **SAND (SP-SM)**, moist -becomes dense, slightly moist, with gravel
43.0	Medium dense to dense, **GRAVEL (GP)**, slightly moist - with sand

FIELD TEST RESULTS	TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
6-4-4 N=8				20			
4-2-3 N=5				20.5		40-23-17	
2.00(HP)							
1.00(HP)				20		29-17-12	
0.75(HP)							
0.25(HP)							
1-1-4 N=5				16.5		Non-Plastic	13
0-1-3 N=4				87.5		88-41-47	
0-1-2 N=3				26.5			
				21		Non-Plastic	8
26-50/6" N=50/6"							
21-21-17 N=38				10		Non-Plastic	7
12-15-18 N=33							
18-14-18 N=32				22.5		Non-Plastic	7
12-16-13 N=29							

Advancement Method:
0-17' Auger
17-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

First occurence at 13 feet.

Rise to 11 fee at 20 minutes.

Terracon

Boring Started: 8/17/11	Boring Complete: 8/17/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-03

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 28' 46.3" N Longitude: 89° 42' 47.6" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Medium dense to dense, **GRAVEL (GP)**, slightly moist - with sand *(continued)*			X	11-16-20 N=36							
		55										
				X	11-13-14 N=27							
	60.0	60										
	Boring Terminated at 60 Feet.											

Advancement Method:
0-17' Auger
17-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

- *First occurence at 13 feet.*
- *Rise to 11 fee at 20 minutes.*

Terracon

Boring Started: 8/17/11	Boring Complete: 8/17/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-04

PROJECT: Nicholson and Hickory Pits

**CLIENT: Hub City Industries
Lafayette, Louisiana**

**SITE: Nicholson Pit
Slidell, Louisiana**

LOCATION
Latitude: 30° 28' 48.4" N Longitude: 89° 42' 44.9" W

Graphic Log / Depth	Description	Depth (ft)	Groundwater Observations	Sample Type	Field Test Results	Shear Strength: Test Type	Shear Strength: Undrained Shear Strength (ksf)	Shear Strength: Strain (%)	Water Content (%)	Dry Unit Weight (pcf)	Atterberg Limits LL-PL-PI	Percent Fines
	Stiff, brown, **SILTY CLAY (CL)**, moist			X	6-6-5 N=11				20		37-22-15	
	-becomes tan			X	6-5-6 N=11							
		5		X	6-4-2 N=6				8			
8.0	-becomes medium stiff, brown to tan			X	0.75(HP)				25.5			
10.0	Loose, tan, **SILTY SAND (SM)**, moist - grades to clayey sand at the bottom of sample			X	6-5-2 N=7				17.5			
	Very soft, dark brown, **CLAY (CH)**, very moist	10										
	-with wood fragments and organics	15	▽	X	N=WOH				74		82-44-38	
23.0		20		X	N=WOH							
	Very dense, tan, **SAND (SP-SM)**, moist -with silt	25		X	33-50/6" N=50/6"				24.5		Non-Plastic	11
33.0		30		X	24-28-31 N= 50+				17			4
38.0	Very dense, **GRAVEL (GW)** - with sand	35		X	24-27-29 N= 50+				9			3
	Dense, **GRAVEL (GP)**, slightly moist -with sand	40		X	23-19-18 N=37				12.5		Non-Plastic	6
48.0		45		X	13-16-18 N=34							
	Very dense, **SAND (SP)**, slightly moist - with gravel	50		X	17-47-36 N= 50+				11			2

Advancement Method:
0-15' Auger
15-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS
▽ *First occurence at 15 feet.*

Terracon

Boring Started: 8/17/11	Boring Complete: 8/17/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-04

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 28' 48.4" N Longitude: 89° 42' 44.9" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Very dense, **SAND (SP)**, slightly moist - with gravel *(continued)*											
				X	24-24-28 N= 50+							
		55										
	58.0											
	Hard, tan, **SILTY CLAY (CL)** - with wood and sand			X	21-29-27 N= 50+				37.5			88
	60.0	60										
	Boring Terminated at 60 Feet.											

Advancement Method:
0-15' Auger
15-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

▽ *First occurence at 15 feet.*

Terracon

Boring Started: 8/17/11	Boring Complete: 8/17/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-05

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 1.5" N Longitude: 89° 43' 15.6" W

DEPTH (ft)	Description
0.0 – 8.0	Very stiff, brown, **SANDY CLAY (CL)**, very moist -becomes light brown to tan
8.0 – 10.0	Medium dense, tan, **SILTY SAND (SM)** -with clay seams
10.0 – 16.0	Soft, gray, **SANDY CLAY (CL)**, moist -sandy at the top of the sample -becomes very soft
16.0 – 20.0	Stiff, gray, **CLAY (CH)**
20.0 – 30.0	Dense to very dense, gray, **SILTY SAND (SM)** , very moist -becomes tan
30.0 – 34.0	Very dense, **GRAVEL (GP)**, moist - with sand
34.0 – 48.0	Dense to very dense, tan, **SAND (SP)**, slightly moist - trace gravel and silt
48.0 – 50.0	Hard, gray, **SANDY CLAY (CL)**, slightly moist

FIELD TEST RESULTS	WATER CONTENT (%)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
21-9-10 N=19	20.5	45-23-22	
2.00(HP)			
5-7-10 N=17	16.5		67
6-5-5 N=10			
4-1-2 N=3			
	24.5	33-15-18	
N=WOH			
0-0-4 N=4			
1.75(HP)	27	61-20-41	
17-27-28 N= 50+	1.5	Non-Plastic	19
14-15-19 N=34			
21-35-41 N= 50+			
30-32-36 N= 50+			
25-40-45 N= 50+	11.5	Non-Plastic	6
21-27-34 N= 50+			
13-23-36 N= 50+			
21-19-29 N=48	11		4
21-19-29 N=48			
17-15-25 N=40			
16-37-30 N= 50+	15.5		4
35-37-50/5" N=50/5"			
N=50/5"	29		73
10-13-21			

Column headings: GRAPHIC LOG, DEPTH, DEPTH (ft), GROUNDWATER OBSERVATIONS, SAMPLE TYPE, FIELD TEST RESULTS, SHEAR STRENGTH (TEST TYPE, UNDRAINED SHEAR STRENGTH (ksf), STRAIN (%)), WATER CONTENT (%), DRY UNIT WEIGHT (pcf), ATTERBERG LIMITS LL-PL-PI, PERCENT FINES

Advancement Method:
0-10' Auger
10-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/18/11	Boring Complete: 8/18/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-05

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 29' 1.5" N Longitude: 89° 43' 15.6" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Dense to very dense, gray, **SILTY SAND (SM)**, moist -with some clay			X	N=34							
				X	21-24-26 N=50							
				X	10-15-20 N=35							
	-becomes medium dense	55		X	10-12-17 N=29							
				X	9-12-13 N=25							
	60.0			X	8-11-15 N=26							
	Boring Terminated at 60 Feet.	60										

Advancement Method:
0-10' Auger
10-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/18/11	Boring Complete: 8/18/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-06

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 6.8" N Longitude: 89° 42' 56.4" W

GRAPHIC LOG	DEPTH (ft)	DESCRIPTION
CL	0.0 – 4.0	Stiff to very stiff, tan, **SILTY CLAY (CL)**, moist - with organics
SP-SM	4.0 – 10.0	Medium dense to dense, tan, **SAND (SP-SM)**, moist - with gravel and silt -becomes very dense
GP	10.0 – 18.0	Very dense, **GRAVEL (GP)**, slightly moist - with sand -become dense
SP	18.0 – 40.0	Dense to very dense, tan, **SAND (SP)**, moist - with gravel -becomes medium dense
GP	40.0 –	Dense to very dense, tan, **GRAVEL (GP)**, moist - trace sand -with sand

FIELD TEST RESULTS	TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
14-9-6 N=15				14.5		28-21-7	
8-11-10 N=21							
8-10-12 N=22				11.5		Non-Plastic	9
12-23-24 N=47							
12-22-29 N= 50+							
16-30-24 N= 50+				7.5			1
16-22-31 N= 50+							
16-18-17 N=35							
18-19-16 N=35							
16-18-17 N=35				13			2
10-14-27 N=41							
16-30-29 N= 50+							
10-16-17 N=33							
14-15-15 N=30				14.5			2
12-24-26 N=50							
24-38-34 N= 50+							
19-32-24 N= 50+				11.5			3
6-9-13 N=22							
10-10-15 N=25							
10-15-11 N=26							
12-10-23 N=33				10.5			0
13-10-20 N=30							
10-42-50/6" N=50/6"							
14-18-18 N=36							
10-18-19 N=37				10.5			1

Advancement Method:
0-8' Auger
8-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/22/11	Boring Complete: 8/22/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-06

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: **Nicholson Pit**
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 29' 6.8" N Longitude: 89° 42' 56.4" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Dense to very dense, tan, **GRAVEL (GP)**, moist - trace sand *(continued)*			X	18-34-45 N= 50+							
				X	11-17-25 N=42							
	54.0											
	Very dense, gray, **SAND (SP-SC)**, moist - with clay	55		X					20.5		Non-Plastic	10
				X	11-50/6" N=50/6"							
				X	12-24-32 N= 50+							
				X	25-44-49 N= 50+							
	60.0	60										

Boring Terminated at 60 Feet.

Advancement Method:
0-8' Auger
8-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/22/11	Boring Complete: 8/22/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-07

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 17" N Longitude: 89° 42' 53.4" W

DEPTH (ft)	Description
0.0 – 10.0	Stiff to very stiff, brown, **SILTY CLAY (CL)**, very dry
10.0 – 14.0	Dense to very dense, tan, **SAND (SP-SM)** , slightly moist - with gravel and silt
14.0 – 32.0	Medium dense to dense, **GRAVEL (GP)**, slightly moist - with sand
32.0 – 40.0	Very dense, **GRAVEL (GP)**, slightly moist -becomes medium dense
40.0 –	Dense to very dense, tan, **SAND (SP)**, moist -trace gravel

FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
5-6-5 N=11							
7-10-13 N=23							
12-12-11 N=23				13		23-16-7	
6-8-14 N=22							
4.00(HP)							
				8		Non-Plastic	7
35-42-50/5" N=50/5"							
14-21-26 N=47							
				4.5			1
8-17-22 N=39							
7-7-13 N=20							
12-9-9 N=18							
8-6-11 N=17							
8-7-8 N=15							
5-7-8 N=15							
14-11-12 N=23				10		Non-Plastic	8
15-12-15 N=27							
18-20-25 N=45							
13-32-50/5" N=50/5"							
30-35-50/4" N=50/4"				7			1
13-11-10 N=21							
				19			3
41-50/5" N=50/5"							
39-50/6" N=50/6"							
48-50/6" N=50/6"							
32-24-23 N=47				17			2

Advancement Method:
0-12' Auger
12-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/19/11	Boring Complete: 8/19/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

TERRACON SMART LOG-HEADERS ET115012 NICHOLSON BORINGS.GPJ TERRACON2011SEPT.GDT 10/25/11

BORING LOG NO. Nicholson B-07

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

GRAPHIC LOG	LOCATION Latitude: 30° 29' 17" N Longitude: 89° 42' 53.4" W DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Dense to very dense, tan, **SAND (SP)**, moist *(continued)*				N=50/6"							
					N=50/6"							
		55			39-38-52 N= 50+							
					28-36-39 N= 50+							
	58.0				24-37-42 N= 50+							
	Very dense, tan, **CLAYEY SAND (SC)**, moist								32.5		Non-Plastic	22
	60.0	60			48-50/4" N=50/4"							
	Boring Terminated at 60 Feet.				N=50/6"							

Advancement Method:
0-12' Auger
12-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/19/11	Boring Complete: 8/19/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-08

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 17.8" N Longitude: 89° 43' 5.2" W

DEPTH (ft)	Description
0.0 – 2.0	Medium stiff to stiff, tan , **SILTY CLAY (CL)**, dry
2.0 – 6.0	Medium dense, tan, **SANDY SILT (ML)**
6.0 – 16.0	Medium stiff to stiff, tan to light gray, **SANDY CLAY (CL)**, moist
16.0 – 18.0	Dense, tan, **SILTY SAND (SM)**, moist
18.0 – 20.0	Very soft to soft, gray **CLAY (CH)**, very moist
20.0 – 26.0	Dense, tan, **SAND (SP)**, moist - with gravel
26.0 – 30.0	Medium dense to dense, **GRAVEL (GW)** - with sand
30.0 – 40.0	Dense to very dense, **GRAVEL (GP)** - with sand - becomes medium dense from 32' - 34' - becomes medium dense from 36' - 38'
40.0 –	Dense to very dense, tan, **SAND (SP)** - with gravel

FIELD TEST RESULTS	TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
5-6-6 N=12							
6-6-8 N=14							
8-7-9 N=16							
8-6-5 N=11				20.5			68
2-3-4 N=7							
4-4-4 N=8				20.5		26-16-10	61
5-7-5 N=12							
2-3-5 N=8							
11-14-17 N=31				21.5		Non-Plastic	15
1-1-1 N=2							
16-16-16 N=32							
12-14-17 N=31				14.5			5
17-20-27 N=47							
12-15-13 N=28				10.5			4
10-15-20 N=35							
12-20-33 N= 50+							
7-7-16 N=23				7.5			1
8-29-40 N= 50+							
8-12-15 N=27							
12-14-16 N=30							
16-20-25 N=45				16			3
13-32-40 N= 50+							
15-29-31 N= 50+				18.5			2
N=50/6"							
17-29-44 N= 50+							

Advancement Method:
0-12' Auger
12-90' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/23/11	Boring Complete: 8/23/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-08

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 17.8" N Longitude: 89° 43' 5.2" W

DEPTH	Description	Depth (ft)	Field Test Results	Water Content (%)	Atterberg Limits LL-PL-PI	Percent Fines
	Dense to very dense, tan, **SAND (SP)** - with gravel *(continued)*		28-30-34 N= 50+	17.5		2
			14-19-32 N= 50+			
	- becomes medium dense 54' - 56'	55	6-12-17 N=29			
			12-22-21 N=43			
60.0			16-26-24 N=50	19		5
	Very dense, tan and light gray, **SAND (SP-SM)**	60				
			25-36-48 N= 50+			
		65				
				18.5	Non-Plastic	7
		70	20-45-50/4" N=50/4"			
73.0						
	Medium dense to dense, greenish-gray, **SILTY SAND (SM)** - slightly clayey		8-7-12 N=19			
		75				
			22-21-20 N=41	23.5	Non-Plastic	16
80.0						
	Dense to very dense, tan, **SAND (SP-SM)** - with silt	80				
			18-31-33 N= 50+			
		85				
			12-19-29 N=48	26	Non-Plastic	10
90.0		90				
	Boring Terminated at 90 Feet.					

Advancement Method:
0-12' Auger
12-90' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/23/11	Boring Complete: 8/23/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-09

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 26.1" N Longitude: 89° 42' 53.2" W

DEPTH	Description	Field Test Results	Water Content (%)	Atterberg Limits LL-PL-PI	Percent Fines
	Medium stiff to stiff, light gray, tan and reddish-brown, **CLAY (CH)** - with silt - with sand layers below 2'	5-4-5 N=9			
		5-6-8 N=14	14		
		7-9-11 N=20			
		7-10-12 N=22	16.5	51-18-33	98
10.0		6-6-8 N=14			
	Medium dense to dense, tan, **SAND (SP-SM)** - with silt	12-14-10 N=24			
		14-15-19 N=34	20	Non-Plastic	10
16.0		14-19-25 N=44			
	Dense to very dense, tan, **SAND (SP)**	16-20-33 N= 50+			
		9-10-20 N=30			
	- becomes medium dense	12-12-13 N=25	14.5		3
		12-21-16 N=37			
		9-9-21 N=30			
		11-12-22 N=34			
	- trace gravel	10-16-17 N=33	14.5		1
		17-21-25 N=46			
		27-22-42 N= 50+			
		8-15-22 N=37			
		17-25-39 N= 50+			
40.0			19.5		3
	Dense to very dense, tan, **SAND (SP-SM)**	22-49-50/5" N=50/5"			
		23-41-50/6" N=50/6"			
		30-40-50/5" N=50/5"	22	Non-Plastic	6
		11-29-47 N= 50+			

Advancement Method:
0-12' Auger
12-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/25/11	Boring Complete: 8/25/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-09

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries Lafayette, Louisiana

SITE: Nicholson Pit Slidell, Louisiana

LOCATION Latitude: 30° 29' 26.1" N Longitude: 89° 42' 53.2" W

DEPTH	DEPTH (ft)	FIELD TEST RESULTS	WATER CONTENT (%)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
Dense to very dense, tan, **SAND (SP-SM)** *(continued)*		25-33-50/6" N=50/6"			
		28-15-15 N=30			
		20-21-25 N=46			
	55	20-36-50/5" N=50/5"	19	Non-Plastic	9
60.0	60	10-26-50/4" N=50/4"			
Boring Terminated at 60 Feet.		14-37-50/3" N=50/3"			
		24-50/5" N=50/5"			

Advancement Method:
0-12' Auger
12-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/25/11	Boring Complete: 8/25/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-10

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 20.6" N Longitude: 89° 42' 39.1" W

DEPTH (ft)	GRAPHIC LOG / DESCRIPTION
0 – 2.0	Medium dense, brown, **SANDY SILT (ML)**
2.0 – 14.0	Medium stiff, gray, tan, and light gray, **SILTY CLAY (CL)**
14.0 – 30.0	Medium dense to dense, tan, **SAND (SP)** - trace gravel
30.0 – 36.0	Medium dense, **GRAVEL (GP)** - with sand - becomes dense
36.0 – 44.0	Very dense, tan **SAND (SP)** - trace gravel - becomes dense
44.0 – 50.0	Dense, tan, **SAND (SW)** - with gravel - becomes very dense

FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
6-7-7 N=14				13.5		Non-Plastic	55
3-2-4 N=6							
4-4-6 N=10							
2-3-6 N=9				19		40-13-27	
4-4-4 N=8							
3-2-2 N=4							
1-4-7 N=11							
2-7-12 N=19							
9-10-12 N=22				22			2
6-5-7 N=12							
10-10-12 N=22							
14-15-17 N=32							
9-15-28 N=43							
16-26-23 N=49				18			2
13-18-24 N=42							
15-12-14 N=26							
14-11-15 N=26				11			2
9-12-19 N=31							
20-31-35 N= 50+							
				18.5			3
10-30-50/6" N=50/6"							
28-50/6" N=50/6"							
18-16-27 N=43							
12-22-21 N=43				15.5			1
8-16-23 N=39							
27-43-45 N= 50+							

Advancement Method:
0-14' Auger
14-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/25/11	Boring Complete: 8/25/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-10

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 20.6" N Longitude: 89° 42' 39.1" W

GRAPHIC LOG	DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Dense, tan, **SAND (SP-SM)**			X	15-18-25 N=43							
	- becomes medium dense			X	16-10-15 N=25				15.5		Non-Plastic	5
	54.0											
	Very dense, **GRAVEL (GP)** - with sand	55		X	15-24-47 N= 50+							
				X	N=50/5"							
				X					10.5			2
	60.0	60			N=50/6"							

Boring Terminated at 60 Feet.

Advancement Method:
0-14' Auger
14-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/25/11	Boring Complete: 8/25/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-11

PROJECT: Nicholson and Hickory Pits

**CLIENT: Hub City Industries
Lafayette, Louisiana**

**SITE: Nicholson Pit
Slidell, Louisiana**

LOCATION
Latitude: 30° 29' 18.9" N Longitude: 89° 42' 41" W

GRAPHIC LOG	DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Soft to medium stiff, tan **SANDY CLAY (CL)**				2-3-3 N=6							
	4.0				3-3-4 N=7						24-14-10	
	Medium dense to dense, tan, **CLAYEY SAND (SC)**	5										
					4-8-11 N=19				15		Non-Plastic	40
					17-17-15 N=32							
		10			6-16-11 N=27				13.5		Non-Plastic	35
					13-15-14 N=29							
	16.0	15			2-11-10 N=21							
	Dense to very dense, tan, **SAND (SP)**				12-14-18 N=32							
					16-21-27 N=48							
		20			16-15-18 N=33							
					19-22-33 N= 50+				15.5			4
	- becomes medium dense 26.0	25			8-10-15 N=25							
	Medium dense to dense, **GRAVEL (GW)**				12-11-14 N=25							
					17-19-15 N=34				14			4
	32.0	30			10-8-13 N=21							
	Dense, tan, **SAND (SP)** - trace gravel - becomes very dense				13-19-20 N=39							
		35			15-27-42 N= 50+				24			2
	38.0				27-32-40 N= 50+							
	Medium dense, tan **SAND (SP)** - with gravel				13-15-14 N=29							
		40			16-8-9 N=17							
	- becomes dense				9-11-9 N=20							
	45.0	45			8-14-17 N=31							
	Very dense, tan, **SAND (SP)**								15.5			3
					27-38-50/4" N=50/4"							
		50										

Advancement Method:
0-12' Auger
12-90' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

GROUNDWATER OBSERVATIONS

No free water observed

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Terracon

Notes:

Boring Started: 8/27/11	Boring Complete: 8/27/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-11

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 18.9" N Longitude: 89° 42' 41" W

DEPTH (ft)	Stratum description (GRAPHIC LOG)
	Very dense, tan, **SAND (SP)** *(continued)*
	- becomes dense
60.0	Very dense, **GRAVEL (GP)**
64.0	Dense to very dense, tan, **SAND (SP)** - trace gravel
75.0	Very stiff to hard, gray, **CLAY (CH)** - with sand pockets - with sand seams
88.0	Dense, gray, **SAND (SP-SM)** - with silt
90.0	**Boring Terminated at 90 Feet.**

Depth scale (ft): 55, 60, 65, 70, 75, 80, 85, 90

FIELD TEST RESULTS	TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
30-42-50/6" N=50/6"							
19-31-51 N= 50+							
23-44-50/5" N=50/5"							
9-13-20 N=33							
25-34-35 N= 50+				14.5			5
20-14-14 N=28							
29-38-35 N= 50+							
15-29-46 N= 50+				11.5			
20-22-15 N=37							
21-37-45 N= 50+							
30-29-34 N= 50+				18.5			3
43-44-50/5" N=50/5"							
10-11-17 N=28							
4.00(HP)							
2.75(HP)							
10-17-21 N=38							

Advancement Method:
0-12' Auger
12-90' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/27/11	Boring Complete: 8/27/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-12

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 6.6" N Longitude: 89° 42' 47.6" W

DEPTH (ft)	Material Description
0.0 – 6.0	Very soft to soft, brown, and gray, **CLAY (CH)**, wet - with wood and organics
6.0 – 12.0	**WOOD**
12.0 – 18.0	Very soft to soft, brown, **CLAY (CH)**, wet - with wood and organics
18.0 – 22.0	Loose, gray **CLAYEY SAND (SC)**, moist
22.0 – 26.0	Soft to medium stiff, gray, **SANDY CLAY (CL)**, wet - with organics
26.0 – 32.0	Dense, tan, **SAND (SP)** - with gravel
32.0 – 42.0	Medium dense to dense, **GRAVEL (GW)** - becomes very dense
42.0 – 50	Dense to very dense, **GRAVEL (GP)**

FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	UNDRAINED SHEAR STRENGTH (ksf)	STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
3-2-3 N=5							
3-1-0 N=1							
N=WOH				276		106-69-37	
5-5-5 N=10							
1-1-1 N=2							
N=WOH							
0.00(HP)							
N=WOH							
N=WOH				20.5		Non-Plastic	41
0-0-4 N=4							
7-5-4 N=9							
3-3-3 N=6							
1-1-2 N=3				26.5			61
20-20-20 N=40							
21-22-23 N=45				12			4
15-20-22 N=42							
12-21-22 N=43							
8-15-16 N=31				4.5			1
5-5-7 N=12							
6-21-29 N=50							
6-7-7 N=14							
17-25-29 N= 50+							
8-20-29 N=49							
9-10-33 N=43				5.5			0
15-14-25 N=39							

Advancement Method:
0-6' Auger
6-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/26/11	Boring Complete: 8/26/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Nicholson B-12

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Nicholson Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 6.6" N Longitude: 89° 42' 47.6" W

DEPTH	Description	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Dense to very dense, **GRAVEL (GP)** *(continued)*			X	10-8-9 N=17							
52.0	- becomes medium dense											
	Dense, gray, **SILTY SAND (SM)**			X	8-20-16 N=36				24		Non-Plastic	16
		55		X	13-13-28 N=41							
56.0												
	Medium dense, **GRAVEL (GP)**			/	8-10-13 N=23							
	- becomes very dense			X	15-27-32 N= 50+				11			2
60.0		60										

Boring Terminated at 60 Feet.

Advancement Method:
0-6' Auger
6-60' Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed

Terracon

Boring Started: 8/26/11	Boring Complete: 8/26/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-01

PROJECT: Nicholson and Hickory Pits

**CLIENT: Hub City Industries
Lafayette, Louisiana**

**SITE: Hickory Pit
Slidell, Louisiana**

LOCATION
Latitude: 30° 26' 5.5" N Longitude: 89° 46' 33.4" W

GRAPHIC LOG / DEPTH	Description	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
2.0	Soft, light brown, **SANDY CLAY (CL)** - with wood pieces				4-3-3 N=6							
	Medium stiff to stiff, gray, **CLAY (CH)** - with roots				1.75(HP)				23		64-20-44	
		5			0.75(HP)							
			▽		1.50(HP)				23.5		55-16-39	
12.0		10	▽		1.75(HP)							
	Medium dense to dense, light brown, **SAND (SP)** - trace gravel				2.00(HP)							
		15			8-7-8 N=15				17			3
					13-17-22 N=39							
					10-16-18 N=34							
					6-10-10 N=20							
		20			11-9-14 N=23							
					11-21-23 N=44							
26.0		25			6-7-11 N=18							
	Medium dense to dense, light brown, **GRAVEL (GP-GM)** - with sand and silt				10-11-14 N=25				16.5		Non-Plastic	6
					12-16-19 N=35							
		30			16-16-28 N=44							
					16-18-19 N=37							
36.0		35			19-23-21 N=44							
	Very dense, light brown to tan, **SAND (SW)** - with gravel				14-23-28 N= 50+				12			2
					17-21-21 N=42							
		40			18-27-34 N= 50+							
					29-49-57 N= 50+							
		45			28-37-55 N= 50+							
48.0					21-36-50 N= 50+							
	Very dense, orange and tan, **SAND (SP)** - trace gravel	50			24-32-52 N= 50+				17.5			1

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

▽ *First occurence at 10 feet.*

▽ *Rise to 8.2 feet at 15 minutes.*

Terracon

Boring Started: 8/29/11	Boring Complete: 8/29/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-01

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 5.5" N Longitude: 89° 46' 33.4" W

GRAPHIC LOG	DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Very dense, orange and tan, **SAND (SP)** - trace gravel *(continued)*			X	20-34-55 N= 50+							
				X	24-42-52 N= 50+							
	56.0	55		X	20-21-38 N= 50+							
	Very loose, tan, **SAND (SP)** 58.0			X	N=WOH							
	Medium dense, tan, **SAND (SP)** 60.0	60		X	6-6-5 N=11							
	Boring Terminated at 60 feet.											

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS
- *First occurence at 10 feet.*
- *Rise to 8.2 feet at 15 minutes.*

Terracon

Boring Started: 8/29/11	Boring Complete: 8/29/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-02

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 15.1" N Longitude: 89° 46' 18.9" W

Graphic Log / Depth	Material Description	Depth (ft)	Groundwater Observations	Sample Type	Field Test Results	Test Type	Undrained Shear Strength (ksf)	Strain (%)	Water Content (%)	Dry Unit Weight (pcf)	Atterberg Limits LL-PL-PI	Percent Fines
	Stiff, gray, **CLAY (CH)** - with wood and roots - with silt pockets				2.00(HP)							
									28		52-21-31	99
					1.50(HP)							
		5							33		65-25-40	
					1.25(HP)							
					1.00(HP)							
		10	▽		1.50(HP)							
12.0			▽									
	Stiff, gray, **SANDY CLAY (CL)** - with wood				1.25(HP)				25		37-15-22	
		15			1.25(HP)							
16.0	Medium dense, **GRAVEL (GW)** - with sand				1.00(HP)							
					6-9-4 N=13							
		20			6-8-7 N=15							
					6-6-12 N=18							
	- becomes loose				9-11-17 N=28				8.5			2
		25			4-1-6 N=7							
					3-4-7 N=11							
	- becomes dense				18-18-21 N=39							
		30			9-9-12 N=21							
32.0	Medium dense, **GRAVEL (GP)** - with sand				6-10-11 N=21				18			3
		35			7-6-10 N=16							
					4-9-19 N=28							
38.0	Very dense, tan, **SAND (SP)** - trace gravel				23-31-47 N= 50+				16			4
		40			11-25-42 N= 50+							
	- becomes medium dense				12-11-10 N=21							
		45			12-19-31 N=50							
46.0	Medium dense to dense, **GRAVEL (GP)** - with sand				12-11-10 N=21				10.5			1
					14-12-24 N=36							
		50										

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

▽ *First occurence at 12 feet.*

▽ *Rise to 10.5 feet at 20 minutes.*

Terracon

Boring Started: 8/30/11	Boring Complete: 8/30/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-02

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 15.1" N Longitude: 89° 46' 18.9" W

GRAPHIC LOG	DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Medium dense to dense, **GRAVEL (GP)** - with sand *(continued)*			X	13-13-13 N=26							
				X	9-8-9 N=17							
		55		X	12-15-26 N=41							
				X	9-12-12 N=24							
	60.0			X	13-10-12 N=22							
	Boring Terminated at 60 feet.	60										

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

- ▽ *First occurence at 12 feet.*
- ▽ *Rise to 10.5 feet at 20 minutes.*

Terracon

Boring Started: 8/30/11	Boring Complete: 8/30/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-03

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 24.6" N Longitude: 89° 46' 12" W

DEPTH	Description
2.0	Hard, tan to light gray, **SILTY CLAY (CL)** - with sand
8.0	Stiff, tan to light gray, **SILTY CLAY (CL)** - with sand; - becomes medium stiff
20.0	Dense to very dense, **GRAVEL (GP-GM)** - with sand; - becomes medium dense
40.0	Medium dense to dense, tan, **SAND (SP)** - with gravel
46.0	Dense, tan, **SAND (SW-SM)** - with gravel and silt
	Very dense to dense, tan, **SAND (SP)** - with gravel

FIELD TEST RESULTS	WATER CONTENT (%)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
4.50(HP)			
2.00(HP)	17.5	45-14-31	
1.75(HP)			
0.50(HP)			
16-22-23 N=45			
22-30-32 N= 50+	13.5	Non-Plastic	7
20-26-32 N= 50+			
11-14-20 N=34			
20-25-30 N= 50+			
10-13-11 N=24			
11-14-21 N=35	12.5		2
11-17-18 N=35			
8-8-13 N=21			
12-18-20 N=38	12.5		3
12-14-15 N=29			
18-19-9 N=28			
11-14-17 N=31			
15-16-19 N=35			
12-20-24 N=44			
5-11-14 N=25			
20-27-21 N=48	13	Non-Plastic	7
16-16-16 N=32			
18-15-24 N=39			
16-18-32 N=50	20		4

Column headings: GRAPHIC LOG; DEPTH (ft); GROUNDWATER OBSERVATIONS; SAMPLE TYPE; FIELD TEST RESULTS; SHEAR STRENGTH: TEST TYPE, UNDRAINED SHEAR STRENGTH (ksf), STRAIN (%); WATER CONTENT (%); DRY UNIT WEIGHT (pcf); ATTERBERG LIMITS LL-PL-PI; PERCENT FINES

Advancement Method:
0-8 Auger
8-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

First occurence at 6 feet.

Rise to 4.1 feet at 20 minutes.

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-03

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 24.6" N Longitude: 89° 46' 12" W

GRAPHIC LOG / DEPTH	DESCRIPTION	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Very dense to dense, tan, **SAND (SP)** - with gravel *(continued)*			X	25-50/6" N=50/6"							
				X	11-19-21 N=40							
				X	20-24-31 N= 50+							
56.0		55		X	7-18-36 N= 50+							
	Medium dense to dense, **GRAVEL (GP)** - with sand			X	10-10-12 N=22				9.5			1
60.0				X	25-23-25 N=48							
	Boring Terminated at 60 feet.	60										

Advancement Method:
0-8 Auger
8-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

First occurence at 6 feet.

Rise to 4.1 feet at 20 minutes.

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-04

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 19.1" N Longitude: 89° 46' 8.1" W

Depth (ft)	Description	Field Test Results	Water Content (%)	Atterberg Limits LL-PL-PI	Percent Fines
0.0–8.0	Very stiff to hard, brown, **SILTY CLAY (CL)** - organics	4.50(HP)			
			17	34-16-18	
		2.00(HP)			
	- becomes stiff	2.50(HP)			
8.0–20.0	Medium dense to dense, tan, **SAND (SP)** - with gravel	1.50(HP)	10		3
		17-17-15 N=32			
		10-11-24 N=35			
		6-10-16 N=26	10.5		1
	- becomes very dense	15-23-38 N= 50+			
		7-11-8 N=19			
		9-9-15 N=24			
20.0–	Dense to very dense, light gray and tan, **SAND (SP)** - trace gravel	17-20-26 N=46	20		1
		19-23-30 N= 50+			
		21-25-26 N= 50+			
		17-15-23 N=38			
		18-17-27 N=44			
		20-18-29 N=47			
		N=50/2"			
		29-40-50 N= 50+			
		29-43-54 N= 50+			
		31-46-53 N= 50+			
		41-45-57 N= 50+			
		47-49-55 N= 50+	5		4
		45-50-53 N= 50+			
		30-32-34 N= 50+			
		34-35-40 N= 50+			

Groundwater observations: ▽ at 10 ft; ▽ at 9 ft.

Advancement Method:
0-10 Auger
10-90 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

▽ *First occurence at 10 feet.*
▽ *Rise to 9 feet at 15 minutes.*

Terracon

Boring Started: 9/1/11	Boring Complete: 9/1/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-04

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 19.1" N Longitude: 89° 46' 8.1" W

GRAPHIC LOG	DEPTH	DESCRIPTION	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	62.0	Dense to very dense, light gray and tan, **SAND (SP)** - trace gravel *(continued)*	55 60			36-40-44 N= 50+ N=50/2" 16-44-50 N= 50+ 18-47-53 N= 50+ 40-37-24 N= 50+ 41-39-29 N= 50+							
	70.0	Very stiff, gray, **SILTY CLAY (CL)**	65			3.50(HP) 4.50(HP) 3.00(HP)				25		42-19-23	
	80.0	Medium dense, light gray and tan, **SAND (SP-SM)** - with gravel and silt	70 75			3.50(HP) 5-8-9 N=17 6-7-11 N=18 7-7-12 N=19 4-8-14 N=22 6-10-13 N=23				28.5			
	90.0	Very dense, light gray and tan, **SAND (SP-SM)** - with gravel and silt	80 85 90			N=50/3" N=50/3" 29-29-34 N= 50+ 31-33-40 N= 50+ 36-40-47 N= 50+				16.5		Non-Plastic	7
		Boring Terminated at 90 feet.											

Advancement Method:
0-10 Auger
10-90 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

First occurence at 10 feet.

Rise to 9 feet at 15 minutes.

Terracon

Boring Started: 9/1/11	Boring Complete: 9/1/11
Drill Rig: ATV	Driller: B. McGlothlin
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-05

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 4.7" N Longitude: 89° 46' 26.9" W

DEPTH	Material Description	FIELD TEST RESULTS	WATER CONTENT (%)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Firm to stiff, brown, **CLAY (CH)** - with wood	7-7-9 N=16			
			24.5	60-17-43	
12.0	Dense to very dense, brown, **SAND (SP)** - with gravel	25-32-48 N= 50+			
		27-33-37 N= 50+			
		15-17-17 N=34	12		2
	- becomes medium dense	12-13-15 N=28			
20.0	Dense to very dense, brown and tan, **SAND (SP)** - trace gravel	22-25-32 N= 50+	17		2
		12-12-19 N=31			
		24-30-60 N= 50+			
		16-18-35 N= 50+			
28.0	Dense to very dense, gray and tan, **SAND (SP-SM)** - with silt and gravel	23-25-33 N= 50+	18.5	Non-Plastic	6
		15-21-36 N= 50+			
		10-16-28 N=44			
		12-19-34 N= 50+			
		18-25-32 N= 50+			
		26-40-49 N= 50+			
		27-41-50 N= 50+			
		41-47-58 N= 50+			
		46-55-59 N= 50+			
		43-59-63 N= 50+			
		46-59-66 N= 50+			
50.0					

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

First occurence at 10 feet.

Rise to 4 feet at 15 minutes.

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-05

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 26' 4.7" N Longitude: 89° 46' 26.9" W

GRAPHIC LOG	DEPTH	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Very dense, tan, **SAND (SP)** - trace gravel				30-59-67 N= 50+				14.5			4
					52-61-62 N= 50+							
		55			51-60-62 N= 50+							
					45-40-41 N= 50+							
	60.0				43-45-46 N= 50+							
	Boring Terminated at 60 feet.	60										

Advancement Method:
0-12 Auger
12-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS
First occurence at 10 feet.
Rise to 4 feet at 15 minutes.

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-06

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 6.8" N Longitude: 89° 42' 56.4" W

DEPTH	Material Description
0.0–6.0	Stiff to very stiff, brown, **SILTY CLAY (CL)** - trace organics
6.0–16.0	Very dense, gray, **SAND (SP)** - with gravel
16.0–24.0	Very dense, **GRAVEL (GP)** - with sand
24.0–30.0	Very dense, tan, **SAND (SP)** - with gravel
30.0–40.0	Dense to very dense, **GRAVEL (GW)** - with sand
40.0–	Very dense, tan, **SAND (SP)** - with gravel

Depth scale (ft): 5, 10, 15, 20, 25, 30, 35, 40, 45, 50

FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
9-12-10 N=22				8		25-13-12	
8-14-12 N=26							
6-12-9 N=21							
17-30-45 N= 50+				4			3
19-30-33 N= 50+							
15-32-40 N= 50+							
18-23-46 N= 50+							
22-30-44 N= 50+							
24-31-42 N= 50+				9.5			0
28-37-48 N= 50+							
30-32-50 N= 50+							
40-41-55 N= 50+							
43-44-57 N= 50+				15.5			3
40-48-56 N= 50+							
25-27-33 N= 50+							
19-20-30 N=50							
31-34-40 N= 50+				12.5			1
12-21-31 N= 50+							
18-22-24 N=46							
20-28-32 N= 50+							
22-27-35 N= 50+				14.5			1
28-31-36 N= 50+							
27-39-43 N= 50+							
31-39-48 N= 50+							
42-50-62 N= 50+							

Advancement Method:
0-10 Auger
10-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

GROUNDWATER OBSERVATIONS

No free water observed to 10 feet.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

BORING LOG NO. Hickory B-06

PROJECT: Nicholson and Hickory Pits

CLIENT: Hub City Industries
Lafayette, Louisiana

SITE: Hickory Pit
Slidell, Louisiana

LOCATION
Latitude: 30° 29' 6.8" N Longitude: 89° 42' 56.4" W

GRAPHIC LOG / DEPTH	DESCRIPTION	DEPTH (ft)	GROUNDWATER OBSERVATIONS	SAMPLE TYPE	FIELD TEST RESULTS	SHEAR STRENGTH: TEST TYPE	SHEAR STRENGTH: UNDRAINED SHEAR STRENGTH (ksf)	SHEAR STRENGTH: STRAIN (%)	WATER CONTENT (%)	DRY UNIT WEIGHT (pcf)	ATTERBERG LIMITS LL-PL-PI	PERCENT FINES
	Very dense, tan, **SAND (SP)** - with gravel *(continued)*				40-59-64 N= 50+							
					43-58-66 N= 50+				14			3
		55			48-60-62 N= 50+							
58.0					30-42-52 N= 50+							
60.0	Hard, gray, **SANDY CLAY (CL)**	60							21		45-14-31	

Boring Terminated at 60 feet.

Advancement Method:
0-10 Auger
10-60 Rotary Wash

Abandonment Method:
Boring backfilled with cement-bentonite grout upon completion.

The stratification lines represent the approximate boundary lines between soil and rock types; in-situ, the transition may be gradual.

See attached General Notes for explanation of symbols and terms.

Notes:

GROUNDWATER OBSERVATIONS

No free water observed to 10 feet.

Terracon

Boring Started: 8/31/11	Boring Complete: 8/31/11
Drill Rig: ATV	Driller: K. Lamb
Project No.: ET115012	Exhibit

UNIFIED SOIL CLASSIFICATION SYSTEM

Criteria for Assigning Group Symbols and Group Names Using Laboratory Tests[A]				Soil Classification: Group Symbol	Soil Classification: Group Name[B]
Coarse Grained Soils More than 50% retained on No. 200 sieve	Gravels More than 50% of coarse fraction retained on No. 4 sieve	Clean Gravels Less than 5% fines[C]	$Cu \geq 4$ and $1 \leq Cc \leq 3$[E]	GW	Well-graded gravel[F]
			$Cu < 4$ and/or $1 > Cc > 3$[E]	GP	Poorly graded gravel[F]
		Gravels with Fines More than 12% fines[C]	Fines classify as ML or MH	GM	Silty gravel[F,G,H]
			Fines classify as CL or CH	GC	Clayey gravel[F,G,H]
	Sands 50% or more of coarse fraction passes No. 4 sieve	Clean Sands Less than 5% fines[D]	$Cu \geq 6$ and $1 \leq Cc \leq 3$[E]	SW	Well-graded sand[I]
			$Cu < 6$ and/or $1 > Cc > 3$[E]	SP	Poorly graded sand[I]
		Sands with Fines More than 12% fines[D]	Fines classify as ML or MH	SM	Silty sand[G,H,I]
			Fines Classify as CL or CH	SC	Clayey sand[G,H,I]
Fine-Grained Soils 50% or more passes the No. 200 sieve	Silts and Clays Liquid limit less than 50	inorganic	$PI > 7$ and plots on or above "A" line[J]	CL	Lean clay[K,L,M]
			$PI < 4$ or plots below "A" line[J]	ML	Silt[K,L,M]
		organic	Liquid limit - oven dried / Liquid limit - not dried < 0.75	OL	Organic clay[K,L,M,N]
					Organic silt[K,L,M,O]
	Silts and Clays Liquid limit 50 or more	inorganic	PI plots on or above "A" line	CH	Fat clay[K,L,M]
			PI plots below "A" line	MH	Elastic Silt[K,L,M]
		organic	Liquid limit - oven dried / Liquid limit - not dried < 0.75	OH	Organic clay[K,L,M,P]
					Organic silt[K,L,M,Q]
Highly organic soils	Primarily organic matter, dark in color, and organic odor			PT	Peat

[A] Based on the material passing the 3-in. (75-mm) sieve

[B] If field sample contained cobbles or boulders, or both, add "with cobbles or boulders, or both" to group name.

[C] Gravels with 5 to 12% fines require dual symbols: GW-GM well-graded gravel with silt, GW-GC well-graded gravel with clay, GP-GM poorly graded gravel with silt, GP-GC poorly graded gravel with clay.

[D] Sands with 5 to 12% fines require dual symbols: SW-SM well-graded sand with silt, SW-SC well-graded sand with clay, SP-SM poorly graded sand with silt, SP-SC poorly graded sand with clay

[E] $Cu = D_{60}/D_{10} \quad Cc = \frac{(D_{30})^2}{D_{10} \times D_{60}}$

[F] If soil contains ≥ 15% sand, add "with sand" to group name.

[G] If fines classify as CL-ML, use dual symbol GC-GM, or SC-SM.

[H] If fines are organic, add "with organic fines" to group name.

[I] If soil contains ≥ 15% gravel, add "with gravel" to group name.

[J] If Atterberg limits plot in shaded area, soil is a CL-ML, silty clay.

[K] If soil contains 15 to 29% plus No. 200, add "with sand" or "with gravel," whichever is predominant.

[L] If soil contains ≥ 30% plus No. 200 predominantly sand, add "sandy" to group name.

[M] If soil contains ≥ 30% plus No. 200, predominantly gravel, add "gravelly" to group name.

[N] PI ≥ 4 and plots on or above "A" line.

[O] PI < 4 or plots below "A" line.

[P] PI plots on or above "A" line.

[Q] PI plots below "A" line.



For classification of fine-grained soils and fine-grained fraction of coarse-grained soils
Equation of "A" - line
Horizontal at PI=4 to LL=25.5.
then PI=0.73 (LL-20)
Equation of "U" - line
Vertical at LL=16 to PI=7,
then PI=0.9 (LL-8)
"U" Line
"A" Line
CH or OH
CL or OL
MH or OH
ML or OL
CL - ML
PLASTICITY INDEX (PI)
LIQUID LIMIT (LL)
60
50
40
30
20
10
7
4
0
10
16
20
30
40
50
60
70
80
90
100
110

Terracon

GENERAL NOTES

SAMPLING		GROUNDWATER	FIELD TESTS	
Auger	Split Spoon	Groundwater Initially Encountered	(HP)	Hand Penetrometer
Shelby Tube	Macro Core	Groundwater Level After a Specified Period of Time	(T)	Torvane
No Recovery	Rock Core	Static Groundwater Level After a Specified Period of Time	(b/f)	Standard Penetration Test (blows per foot)
		ND - Not Determined; as the presence of groundwater is masked in borings advanced with rotary wash methods. Actual depth to water may vary from the conditions observed in the borings.	N	N Value
			(PID)	Photo-Ionization Detector
			(OVA)	Organic Vapor Analyzer

Water levels on the boring logs are the levels measured in the borings at the times indiacted. Groundwater levels at other times and other locations across the stie could vary. In pervious soils, the indicated levels may reflect the location of groundwater. In low permeability soils, the accurate determination of groundwater levels may not be possible with only short-term observations.

The number of blows required to advance a standard 2-inch O.D. split-spoon sampler (SS) the last 12-inches of the total 18-inch penetration with a 140-pound hammer falling 30 inches is considered the "STandard Penetration" or "N-value".

STENGTH TERMS

Relative Density of Coarse Grained Soils (More than 50% retained on No. 200 sieve.) Includes gravels, sands and silts. Density determined by Standard Penetration Resistance.		Consistency of Fine-Grained Soils (50% or more passing the No. 200 sieve.) Consistency determined by laboratory shear strength testing or by field visual-manual procedures.		
Standard Penetration or N-value (SS) Blows/Ft.	**Consistency**	**Unconfined Compressive Strength, Qu, ksf**	**Standard Penetration or N-value (SS) Blows/Ft.**	**Descriptive Term (Consistency)**
0 - 3	Very Loose	< 0.25	0 - 2	Very Soft
4 - 9	Loose	0.25 - 0.50	2 - 4	Soft
10 - 29	Medium Dense	0.50 - 1.00	5 - 8	Firm
30 - 50	Dense	1.00 - 2.00	9 - 15	Stiff
> 50	Very Dense	2.00 - 4.00	16 - 30	Very Stiff
		4.00+	> 30	Hard

RELATIVE PROPORTIONS OF SAND AND GRAVEL

Descriptive Term(s) of other constituents	Percent of Dry Weight
Trace	< 15
With	15 - 29
Modifier	> 30

GRAIN SIZE TERMINOLOGY

Major Component of Sample	Particle Size
Boulders	Over 12 in. (300mm)
Cobbles	12 in. to 3 in. (300mm to 75mm)
Gravel	3 in. to #4 sieve (75mm to 4.75mm)
Sand	#4 to #200 sieve (4.75 to 0.075mm)
Silt or Clay	Passing #200 Sieve (0.075mm)

RELATIVE PROPORTIONS OF FINES

Descriptive Term(s) of other constituents	Percent of Dry Weight
Trace	< 5
With	5 - 12
Modifier	> 12

PLASTICITY DESCRIPTION

Term	Plasticity Index
Non-Plastic	0
Low	1 - 10
Medium	11 - 30
High	> 30

DESCRIPTIVE SOIL CLASSIFICATION:

Soil classification is based on the Unified Soils Classification System. Coarse Grained Soils have more than 50% of their dry weight retained on a #200 sieve; their principal descriptors are: boulders, cobbles, gravel or sand. Fine Grained Soils have less than 50% of their dry weight retained on a #200 sieve; they are principally described as clays if they are plastic and silts if they are slightly plastic or non-plastic. Major constituents may be added as modifiers and minor constituents may be added according to the relative proportions based on grain size. In addition to gradation, coarse-grained soils are defined on the basis of their in-place relative density and fine-grained soils on the bases of their consistency.

Terracon

APPENDIX B
LABORATORY TESTING

LABORATORY TESTING DESCRIPTION

The soil samples were delivered to the Terracon laboratory for testing. The project engineer reviewed each field boring log and assigned laboratory testing on selected samples to provide the data necessary for the anticipated designs.

Laboratory testing was accomplished to determine the engineering properties of the soils encountered. These procedures are discussed below.

Index Properties

Moisture Content: Moisture content tests were performed to better understand the classification and shrink/swell potential of the soils encountered. These tests were performed in general accordance with ASTM D 2216. The results of these tests are tabulated within the Laboratory Data section of the attached boring log(s).

Atterberg Limits: Liquid limit (LL) and plastic limit (PL) determinations were performed to assist in classification by the Unified Soil Classification System (USCS). These tests were performed in general accordance with ASTM D 4318. The plasticity index (PI) was calculated as LL - PL for each Atterberg limit determination. The results of these tests are tabulated within the Laboratory Data section of each boring log.

Grain Size Determinations: Selected granular soil samples were tested to determine the particle gradation to aid in classification and to further understand the engineering characteristics. These tests were performed in general accordance with AASHTO T 88 and ASTM D 422. The boring log indicates the percent of the soil particles passing the No. 200 sieve (percent fines) in the appropriate column.



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Hickory B-01	14 - 15.5	0.0	11.2	85.6		3.2		SP
⊠	Hickory B-01	26 - 27.5	0.0	71.2	22.4		6.4		GP-GM
▲	Hickory B-01	36 - 37.5	0.0	21.5	76.1		2.4		SW

	●	⊠	▲
	GRAIN SIZE		
D_{60}	0.527	8.42	2.362
D_{30}	0.298	4.946	0.746
D_{10}	0.172	0.509	0.231
	COEFFICIENTS		
C_c	0.98	5.71	1.02
C_u	3.06	16.54	10.25

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	PERCENT FINER ▲
1 in			100.0
3/4 in	100.0	100.0	91.46
1/2 in	99.14	90.78	91.46
3/8 in	96.46	69.73	90.34
1/4 in	92.52	37.25	82.59
#4	88.84	28.82	78.46
#8	82.87	17.42	59.97
#20	72.83	12.25	31.96
#30	65.46	10.73	26.73
#40	51.02	9.2	22.18
#50	30.34	8.32	16.46
#70	15.39	7.82	7.94
#100	6.39	7.39	4.26
#200	3.25	6.44	2.37

SOIL DESCRIPTION

● POORLY GRADED SAND(SP)

⊠ POORLY GRADED GRAVEL with SILT and SAND(GP-GM)

▲ WELL-GRADED SAND with GRAVEL(SW)

REMARKS

●

⊠

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Hickory Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-01**	**48 - 49.5**	**0.0**	**4.6**	**94.3**		**1.1**		**SP**
⧗	**Hickory B-02**	**22 - 23.5**	**0.0**	**52.6**	**45.6**		**1.8**		**GW**
▲	**Hickory B-02**	**32 - 33.5**	**0.0**	**62.9**	**34.5**		**2.6**		**GP**

	●	⧗	▲
	GRAIN SIZE		
D_{60}	**0.574**	**6.331**	**6.541**
D_{30}	**0.392**	**2.783**	**3.543**
D_{10}	**0.28**	**0.977**	**0.554**
	COEFFICIENTS		
C_C	**0.96**	**1.25**	**3.47**
C_U	**2.05**	**6.48**	**11.81**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in		100.0	
1/2 in			
3/8 in	100.0	79.89	96.84
1/4 in	97.8	60.13	57.08
#4	95.4	47.42	37.13
#8	88.21	24.63	20.13
#20	77.95	7.7	14.38
#30	63.67	5.83	10.89
#40	35.56	4.22	7.05
#50	11.61	3.01	4.51
#70	3.67	2.42	3.53
#100	1.96	2.14	3.02
#200	1.08	1.82	2.64

SOIL DESCRIPTION
● POORLY GRADED SAND(SP)
⧗ WELL-GRADED GRAVEL with SAND(GW)
▲ POORLY GRADED GRAVEL with SAND(GP)

REMARKS
●
⧗
▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-02**	**38 - 39.5**	**0.0**	**1.7**	**94.6**		**3.7**		**SP**
■	**Hickory B-02**	**46 - 47.5**	**0.0**	**79.9**	**18.8**		**1.3**		**GP**
▲	**Hickory B-03**	**10 - 11.5**	**0.0**	**52.5**	**40.2**		**7.3**		**GP-GM**

	●	■	▲
	GRAIN SIZE		
D_{60}	**0.752**	**7.619**	**5.932**
D_{30}	**0.44**	**5.409**	**1.721**
D_{10}	**0.239**	**2.739**	**0.223**
	COEFFICIENTS		
C_C	**1.08**	**1.40**	**2.24**
C_U	**3.15**	**2.78**	**26.65**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ■	PERCENT FINER ▲
1 in			**100.0**
3/4 in		**100.0**	**94.3**
1/2 in			**91.98**
3/8 in	**100.0**	**81.49**	**86.2**
1/4 in	**99.21**	**42.25**	**63.82**
#4	**98.29**	**20.07**	**47.51**
#8	**93.08**	**7.28**	**32.39**
#20	**66.27**	**5.03**	**24.67**
#30	**48.42**	**4.35**	**21.1**
#40	**27.92**	**3.33**	**15.98**
#50	**13.64**	**2.4**	**11.84**
#70	**8.09**	**1.88**	**9.7**
#100	**5.38**	**1.55**	**8.42**
#200	**3.7**	**1.29**	**7.32**

SOIL DESCRIPTION
- ● POORLY GRADED SAND(SP)
- ■ POORLY GRADED GRAVEL with SAND(GP)
- ▲ POORLY GRADED GRAVEL with SAND (GP-GM)

REMARKS
- ●
- ■
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 - HICKORY.GPJ STD. PPI TEMPLATE.GDT 10/21/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 95 90 85 80 75 70 65 60 55 50 45 40 35 30 25 20 15 10 5 0
0 10 20 30 40 50 60 70 80 90 100
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-03**	**20 - 21.5**	**0.0**	**41.8**	**55.8**		**2.4**		**SP**
⧗	**Hickory B-03**	**26 - 27.5**	**0.0**	**21.3**	**75.6**		**3.1**		**SP**
▲	**Hickory B-03**	**40 - 41.5**	**0.0**	**45.8**	**47.6**		**6.6**		**SW-SM**

	●	⧗	▲
	GRAIN SIZE		
D_{60}	**4.961**	**1.452**	**5.22**
D_{30}	**1.156**	**0.409**	**1.24**
D_{10}	**0.291**	**0.228**	**0.238**
	COEFFICIENTS		
C_C	**0.93**	**0.51**	**1.24**
C_U	**17.07**	**6.38**	**21.93**

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in	100.0	100.0	100.0
1/2 in	91.23	94.49	97.48
3/8 in	84.71	91.66	93.3
1/4 in	70.19	85.02	72.15
#4	58.21	78.7	54.15
#8	38.79	67.29	35.38
#20	26.22	51.98	26.84
#30	22.16	44.6	22.81
#40	17.19	31.65	16.68
#50	10.46	16.51	11.67
#70	5.47	8.33	9.16
#100	3.55	5.02	7.77
#200	2.39	3.14	6.6

SOIL DESCRIPTION

- ● POORLY GRADED SAND with GRAVEL(SP)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ WELL-GRADED SAND with SILT and GRAVEL(SW-SM)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Hickory Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-03**	**46 - 47.5**	**0.0**	**7.0**	**89.0**		**4.0**		**SP**
⊠	**Hickory B-03**	**56 - 57.5**	**0.0**	**79.7**	**19.3**		**1.0**		**GP**
▲	**Hickory B-04**	**8 - 9.5**	**0.0**	**39.6**	**57.4**		**3.0**		**SP**

	●	⊠	▲
	GRAIN SIZE		
D_{60}	**0.523**	**8.205**	**4.627**
D_{30}	**0.395**	**5.659**	**0.539**
D_{10}	**0.299**	**2.586**	**0.255**
	COEFFICIENTS		
C_c	**1.00**	**1.51**	**0.25**
C_u	**1.75**	**3.17**	**18.12**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	PERCENT FINER ▲
1 in			
3/4 in	100.0	100.0	100.0
1/2 in	96.24	94.57	91.55
3/8 in	95.62	73.5	80.08
1/4 in	94.21	36.37	67.94
#4	93.0	20.32	60.42
#8	90.27	8.45	49.14
#20	84.71	5.88	39.12
#30	76.43	4.98	33.37
#40	35.23	3.63	22.56
#50	10.04	2.53	12.37
#70	6.73	1.83	7.27
#100	5.15	1.33	5.07
#200	4.03	0.98	3.03

SOIL DESCRIPTION

● POORLY GRADED SAND(SP)

⊠ POORLY GRADED GRAVEL with SAND(GP)

▲ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

●

⊠

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Hickory Pit

Project Number: ET115012

Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-04**	**12 - 13.5**	**0.0**	**31.1**	**67.6**		**1.3**		**SP**
⊠	**Hickory B-04**	**20 - 21.5**	**0.0**	**1.8**	**97.1**		**1.1**		**SP**
▲	**Hickory B-04**	**42 - 43.5**	**0.0**	**6.6**	**89.5**		**3.9**		**SP**

	●	⊠	▲
	GRAIN SIZE		
D_{60}	**3.968**	**0.336**	**0.491**
D_{30}	**1.996**	**0.254**	**0.303**
D_{10}	**0.918**	**0.213**	**0.187**
	COEFFICIENTS		
C_C	**1.09**	**0.90**	**1.00**
C_U	**4.32**	**1.58**	**2.63**

SIEVE (size)	PERCENT FINER ●	⊠	▲
1 in			
3/4 in	**100.0**	**100.0**	
1/2 in	**97.85**	**98.61**	**100.0**
3/8 in	**96.43**	**98.61**	**97.02**
1/4 in	**84.55**	**98.61**	**94.31**
#4	**68.9**	**98.17**	**93.38**
#8	**34.31**	**97.83**	**90.25**
#20	**8.03**	**97.08**	**83.08**
#30	**4.85**	**95.45**	**71.96**
#40	**3.24**	**82.94**	**51.45**
#50	**2.42**	**48.88**	**29.3**
#70	**2.0**	**9.52**	**12.2**
#100	**1.73**	**2.15**	**6.21**
#200	**1.32**	**1.07**	**3.91**

SOIL DESCRIPTION
- ● POORLY GRADED SAND with GRAVEL(SP)
- ⊠ POORLY GRADED SAND(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS
- ●
- ⊠
- ▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 - HICKORY.GPJ STD PPI TEMPLATE.GDT 10/21/11

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS
100 10 1 0.1 0.01 0.001

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Hickory B-04	80 - 81.5	0.0	16.0	77.4		6.6		SP-SM
⧗	Hickory B-05	16 - 17.5	0.0	26.3	71.5		2.3		SP
▲	Hickory B-05	20 - 21.5	0.0	10.7	87.5		1.8		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.469	2.126	0.696
D_{30}	0.289	0.484	0.35
D_{10}	0.151	0.223	0.229
	COEFFICIENTS		
C_c	1.18	0.49	0.77
C_u	3.10	9.52	3.04

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in	100.0	100.0	100.0
1/2 in	98.6	93.59	99.04
3/8 in	95.65	86.22	96.25
1/4 in	87.4	78.68	89.46
#4	84.03	73.74	89.27
#8	80.07	61.7	81.18
#20	75.44	45.03	66.49
#30	70.98	36.49	55.2
#40	55.63	26.03	39.52
#50	31.67	16.69	22.36
#70	15.99	8.81	6.58
#100	9.86	4.27	3.02
#200	6.63	2.26	1.82

SOIL DESCRIPTION

- ● POORLY GRADED SAND with SILT and GRAVEL(SP-SM)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS

●

⧗

▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 - HICKORY.GPJ STD PPI TEMPLATE.GDT 10/21/11

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Hickory B-05	28 - 29.5	0.0	8.9	85.1		5.9		SP-SM
⊠	Hickory B-05	50 - 51.5	0.0	4.6	91.9		3.5		SP
▲	Hickory B-06	6 - 7.5	0.0	26.9	70.2		2.9		SP

	●	⊠	▲
GRAIN SIZE			
D_{60}	0.437	0.671	2.375
D_{30}	0.229	0.261	0.403
D_{10}	0.137	0.123	0.202
COEFFICIENTS			
C_c	0.88	0.83	0.34
C_u	3.20	5.47	11.75

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	PERCENT FINER ▲
1 in			
3/4 in		100.0	100.0
1/2 in	100.0	98.82	98.3
3/8 in	96.83	98.82	90.86
1/4 in	93.36	96.9	78.9
#4	91.08	95.4	73.08
#8	83.91	89.59	59.88
#20	75.95	70.18	47.89
#30	70.73	55.23	42.68
#40	59.04	43.09	32.08
#50	42.85	33.73	18.3
#70	26.2	24.37	10.76
#100	10.62	12.65	5.16
#200	5.95	3.52	2.91

SOIL DESCRIPTION
- ● POORLY GRADED SAND with SILT(SP-SM)
- ⊠ POORLY GRADED SAND(SP)
- ▲ POORLY GRADED SAND with GRAVEL(SP)

REMARKS
- ●
- ⊠
- ▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 - HICKORY.GPJ STD PPI TEMPLATE.GDT 10/21/11

GRAIN SIZE DISTRIBUTION ASTM D422

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-06**	**16 - 17.5**	**0.0**	**71.9**	**28.0**		**0.2**		**GP**
⊠	**Hickory B-06**	**24 - 25.5**	**0.0**	**17.8**	**78.9**		**3.3**		**SP**
▲	**Hickory B-06**	**32 - 33.5**	**0.0**	**65.7**	**33.1**		**1.2**		**GW**

	●	⊠	▲
	GRAIN SIZE		
D_{60}	**7.058**	**1.482**	**7.963**
D_{30}	**4.86**	**0.512**	**4.066**
D_{10}	**2.739**	**0.275**	**1.243**
	COEFFICIENTS		
C_c	**1.22**	**0.64**	**1.67**
C_u	**2.58**	**5.38**	**6.41**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	PERCENT FINER ▲
1 in			
3/4 in	100.0	100.0	100.0
1/2 in	93.64	96.19	87.32
3/8 in	82.89	94.38	70.0
1/4 in	51.86	86.99	47.17
#4	28.13	82.16	34.29
#8	5.09	68.73	14.98
#20	1.81	49.57	7.05
#30	1.39	37.34	5.64
#40	0.95	21.39	4.3
#50	0.52	11.28	3.09
#70	0.32	6.08	2.27
#100	0.22	4.3	1.75
#200	0.15	3.25	1.2

SOIL DESCRIPTION
- ● POORLY GRADED GRAVEL with SAND(GP)
- ⊠ POORLY GRADED SAND with GRAVEL(SP)
- ▲ WELL-GRADED GRAVEL with SAND(GW)

REMARKS
- ●
- ⊠
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Hickory B-06**	**40 - 41.5**	**0.0**	**40.0**	**59.3**		**0.7**		**SP**
⧗	**Hickory B-06**	**52 - 53.5**	**0.0**	**20.2**	**76.8**		**3.0**		**SP**

	●	⧗
	GRAIN SIZE	
D_{60}	4.754	0.717
D_{30}	1.425	0.376
D_{10}	0.465	0.241
	COEFFICIENTS	
C_c	0.92	0.82
C_u	10.23	2.98

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗
1 in		
3/4 in	100.0	100.0
1/2 in	96.79	96.21
3/8 in	90.52	91.94
1/4 in	71.31	83.96
#4	59.97	79.81
#8	39.08	72.56
#20	20.69	63.56
#30	14.89	56.26
#40	8.28	37.68
#50	3.14	16.04
#70	1.41	6.52
#100	0.98	4.3
#200	0.68	2.98

SOIL DESCRIPTION

- ● POORLY GRADED SAND with GRAVEL(SP)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

●

⧗

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Hickory Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 - HICKORY.GPJ STD PPI TEMPLATE.GDT 10/21/11


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-01	11 - 12.5	0.0	3.9	94.0		2.1		SP
⊠	Nicholson B-01	23 - 24.5	0.0	0.0	93.3		6.7		SP-SM
▲	Nicholson B-01	28 - 29.5	0.0	0.0	50.1		49.9		SC

	●	⊠	▲
	GRAIN SIZE		
D_{60}	0.368	0.393	0.114
D_{30}	0.261	0.247	
D_{10}	0.184	0.117	
	COEFFICIENTS		
C_c	1.01	1.32	
C_u	2.00	3.36	

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	PERCENT FINER ▲
1 in			
3/4 in	100.0		
1/2 in	99.3		
3/8 in	98.35		
1/4 in	96.31		
#4	96.07	100.0	100.0
#8	94.79	99.5	99.94
#20	93.27	96.28	99.76
#30	89.69	88.56	99.46
#40	73.51	65.8	98.4
#50	40.7	39.93	93.69
#70	13.86	22.25	83.0
#100	4.56	11.84	66.66
#200	2.11	6.71	49.9

SOIL DESCRIPTION

● POORLY GRADED SAND(SP)

⊠ SAND WITH CLAY (SP-SM)

▲ CLAYEY SAND (SC)

REMARKS

●

⊠

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-01**	**38 - 39.5**	**0.0**	**1.7**	**87.7**		**10.5**		**SP-SM**
⧗	**Nicholson B-01**	**48 - 49.5**	**0.0**	**38.9**	**53.5**		**7.6**		**SW**
▲	**Nicholson B-01**	**58 - 59.5**	**0.0**	**69.6**	**27.7**		**2.7**		**GW**

	●	⧗	▲
	GRAIN SIZE		
D_{60}	**0.279**	**4.577**	**7.384**
D_{30}	**0.19**	**0.882**	**4.662**
D_{10}		**0.17**	**1.128**
	COEFFICIENTS		
C_c	**1.83**	**1.00**	**2.61**
C_u	**3.97**	**26.96**	**6.55**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in		**100.0**	
1/2 in		**97.03**	**100.0**
3/8 in	**100.0**	**93.26**	**83.95**
1/4 in	**98.77**	**74.82**	**45.66**
#4	**98.26**	**61.1**	**30.4**
#8	**94.08**	**40.46**	**15.29**
#20	**85.8**	**29.6**	**7.97**
#30	**82.9**	**26.71**	**6.77**
#40	**78.67**	**21.2**	**5.81**
#50	**66.05**	**14.79**	**4.96**
#70	**36.49**	**11.34**	**4.28**
#100	**16.31**	**9.25**	**3.61**
#200	**10.52**	**7.57**	**2.7**

SOIL DESCRIPTION

● SAND (SP-SM)

⧗ WELL-GRADED SAND WITH GRAVEL (SW)

▲ WELL-GRADED GRAVEL with SAND(GW)

REMARKS

●

⧗

▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-02	8 - 9.5	0.0	0.1	90.8		9.2		SP-SM
⧗	Nicholson B-02	23 - 24.5	0.0	0.0	90.2		9.8		SP-SM
▲	Nicholson B-02	28 - 29.5	0.0	39.6	54.7		5.8		SP-SM

	●	⧗	▲
GRAIN SIZE			
D_{60}	0.46	0.265	4.602
D_{30}	0.284	0.194	0.383
D_{10}	0.088	0.077	0.175
COEFFICIENTS			
C_C	2.01	1.85	0.18
C_U	5.26	3.45	26.27

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in			100.0
1/2 in			88.48
3/8 in			81.49
1/4 in	100.0		67.47
#4	99.94	100.0	60.44
#8	98.73	99.89	50.75
#20	88.77	99.68	43.93
#30	77.16	99.01	40.93
#40	54.82	91.25	33.1
#50	32.04	73.89	22.79
#70	18.77	35.29	12.35
#100	12.92	15.0	8.08
#200	9.16	9.84	5.77

SOIL DESCRIPTION

● SAND WITH SILT (SP-SM)

⧗ SAND WITH SILT (SP-SM)

▲ SAND WITH SAND AND GRAVEL (SP-SM)

REMARKS

●

⧗

▲

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-02	33 - 34.5	0.0	66.8	32.0		1.2		GP
⧗	Nicholson B-02	43 - 44.5	0.0	46.8	50.2		2.9		SP
▲	Nicholson B-02	53 - 54.5	0.0	20.5	75.4		4.1		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	7.153	5.195	2.234
D_{30}	4.31	3.218	0.525
D_{10}	2.325	1.654	0.292
	COEFFICIENTS		
C_C	1.12	1.21	0.42
C_U	3.08	3.14	7.64

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			100.0
3/4 in	100.0	100.0	97.91
1/2 in	87.52	93.3	96.88
3/8 in	81.24	88.6	95.43
1/4 in	51.09	75.32	87.08
#4	33.22	53.17	79.52
#8	10.1	11.53	60.93
#20	3.36	7.13	43.69
#30	2.82	6.12	35.55
#40	2.43	5.08	21.18
#50	2.13	4.26	10.25
#70	1.79	3.71	6.94
#100	1.51	3.33	5.5
#200	1.2	2.93	4.07

SOIL DESCRIPTION

- ● POORLY GRADED GRAVEL with SAND(GP)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

- ●
- ⧗
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-03	15 - 16.5	0.0	0.0	86.7		13.3		SC
⧗	Nicholson B-03	28 - 29.5	0.0	0.0	92.5		7.5		SP-SM
▲	Nicholson B-03	33 - 34.5	0.0	37.0	55.9		7.1		SP-SM

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.382	0.406	3.927
D_{30}	0.249	0.272	0.469
D_{10}		0.127	0.143
	COEFFICIENTS		
C_C		1.44	0.39
C_U		3.19	27.49

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in			100.0
1/2 in			92.23
3/8 in			82.02
1/4 in			68.41
#4	100.0	100.0	62.99
#8	99.89	96.46	52.0
#20	95.98	92.96	40.04
#30	87.77	87.47	35.58
#40	68.59	63.89	27.77
#50	40.41	34.83	19.86
#70	21.18	17.66	14.22
#100	15.53	10.78	10.22
#200	13.26	7.51	7.09

SOIL DESCRIPTION
- ● CLAYEY SAND (SC)
- ⧗ POORLY GRADED SAND with SILT(SP-SM)
- ▲ POORLY GRADED SAND with SILT and GRAVEL(SP-SM)

REMARKS
- ●
- ⧗
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-03	43 - 44.5	0.0	56.5	36.3		7.2		GP

	●		
GRAIN SIZE			
D_{60}	6.096		
D_{30}	2.617		
D_{10}	0.207		
COEFFICIENTS			
C_c	5.44		
C_u	29.50		

SIEVE (size)	PERCENT FINER ●		
1 in			
3/4 in			
1/2 in	100.0		
3/8 in	94.35		
1/4 in	62.7		
#4	43.49		
#8	27.66		
#20	18.17		
#30	15.81		
#40	13.54		
#50	11.53		
#70	10.1		
#100	8.77		
#200	7.19		

SOIL DESCRIPTION

● POORLY GRADED GRAVEL with SILT and SAND(GP)

REMARKS

●

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● Nicholson B-04	23 - 24.5	0.0	0.2	89.1		10.7		SP-SM
⧗ Nicholson B-04	28 - 29.5	0.0	7.1	88.4		4.5		SP-SM
▲ Nicholson B-04	33 - 34.5	0.0	67.0	30.2		2.8		GW

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.276	0.393	11.87
D_{30}	0.181	0.272	2.982
D_{10}		0.182	0.296
	COEFFICIENTS		
C_c	1.67	1.03	2.53
C_u	3.91	2.16	40.09

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in			100.0
1/2 in		100.0	63.35
3/8 in	100.0	98.04	45.6
1/4 in		94.97	35.37
#4	99.82	92.9	32.99
#8	99.3	88.38	28.5
#20	96.86	84.0	23.63
#30	94.59	80.34	21.14
#40	87.47	66.72	16.63
#50	66.37	36.56	10.18
#70	39.48	12.87	5.55
#100	19.06	6.25	3.63
#200	10.72	4.49	2.78

SOIL DESCRIPTION

● POORLY GRADED SAND with SILT(SP-SM)

⧗ POORLY GRADED SAND with SILT (SP-SM)

▲ WELL-GRADED GRAVEL with SAND(GW)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-04	38 - 39.5	0.0	72.8	21.0		6.1		GP
⊠	Nicholson B-04	48 - 49.5	0.0	35.8	62.6		1.6		SP

	●	⊠	
	GRAIN SIZE		
D_{60}	7.174	3.192	
D_{30}	4.923	0.456	
D_{10}	0.35	0.216	
	COEFFICIENTS		
C_c	9.66	0.30	
C_u	20.50	14.81	

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⊠	
1 in		100.0	
3/4 in	100.0	92.45	
1/2 in	96.83	87.85	
3/8 in	82.66	85.9	
1/4 in	50.15	69.21	
#4	27.16	64.2	
#8	17.09	56.81	
#20	13.6	48.53	
#30	12.57	40.24	
#40	11.05	27.33	
#50	9.17	18.7	
#70	7.62	9.56	
#100	6.81	1.78	
#200	6.12	1.62	

SOIL DESCRIPTION

● POORLY GRADED GRAVEL with SAND (GP)

⊠ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

●

⊠

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-05	22 - 23.5	0.0	0.0	81.0		19.0		SM
⧗	Nicholson B-05	30 - 31.5	0.0	62.2	31.4		6.4		GP
▲	Nicholson B-05	36 - 37.5	0.0	29.6	66.0		4.4		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.418	7.378	3.444
D_{30}	0.264	2.88	0.75
D_{10}		0.195	0.202
	COEFFICIENTS		
C_c		5.76	0.81
C_u		37.82	17.04

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in		100.0	100.0
1/2 in		81.96	98.83
3/8 in		71.07	92.26
1/4 in		53.43	78.61
#4	100.0	37.85	70.45
#8	99.52	26.87	47.71
#20	96.18	21.8	32.02
#30	85.99	20.03	26.37
#40	61.38	17.31	20.57
#50	33.86	13.61	15.9
#70	23.46	10.45	10.46
#100	20.3	8.58	7.13
#200	18.96	6.44	4.43

SOIL DESCRIPTION

- ● SILTY SAND(SM)
- ⧗ POORLY GRADED GRAVEL with SAND (GP)
- ▲ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

- ●
- ⧗
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● **Nicholson B-05**	**42 - 43.5**	**0.0**	**4.6**	**91.3**		**4.1**		**SP**

	●		
	GRAIN SIZE		
D_{60}	0.586		
D_{30}	0.424		
D_{10}	0.257		
	COEFFICIENTS		
C_c	1.19		
C_u	2.28		

SIEVE (size)	PERCENT FINER ●		
1 in			
3/4 in			
1/2 in			
3/8 in	100.0		
1/4 in	96.92		
#4	95.35		
#8	89.58		
#20	76.74		
#30	62.25		
#40	30.12		
#50	12.78		
#70	6.54		
#100	5.15		
#200	4.07		

SOIL DESCRIPTION
● POORLY GRADED SAND(SP)

REMARKS
●

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/21/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-06**	**4 - 5.5**	**0.0**	**26.3**	**65.1**		**8.6**		**SP-SM**
⧗	**Nicholson B-06**	**10 - 11.5**	**0.0**	**77.0**	**22.3**		**0.7**		**GP**
▲	**Nicholson B-06**	**18 - 19.5**	**0.0**	**36.1**	**62.2**		**1.8**		**SP**

	●	⧗	▲
GRAIN SIZE			
D_{60}	**1.441**	**9.989**	**3.058**
D_{30}	**0.332**	**6.107**	**0.409**
D_{10}	**0.092**	**0.987**	**0.243**
COEFFICIENTS			
C_c	**0.83**	**3.78**	**0.23**
C_u	**15.67**	**10.12**	**12.59**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			100.0
3/4 in	100.0	100.0	95.8
1/2 in	94.49	78.28	85.74
3/8 in	87.7	55.91	76.4
1/4 in	79.74	31.08	68.97
#4	73.65	23.02	63.94
#8	63.57	13.49	57.68
#20	56.18	9.4	49.87
#30	52.12	8.03	43.84
#40	40.98	5.56	31.79
#50	25.57	2.66	15.38
#70	17.82	1.51	6.54
#100	13.43	1.07	3.26
#200	8.57	0.72	1.76

SOIL DESCRIPTION

● POORLY GRADED SAND with SILT and GRAVEL(SP-SM)

⧗ POORLY GRADED GRAVEL with SAND(GP)

▲ POORLY GRADED SAND with GRAVEL(SP)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● Nicholson B-06	26 - 27.5	0.0	20.8	77.5		1.7		SP
⧗ Nicholson B-06	32 - 33.5	0.0	35.4	62.1		2.5		SP
▲ Nicholson B-06	40 - 41.5	0.0	92.4	7.3		0.3		GP

	●	⧗	▲
GRAIN SIZE			
D_{60}	0.783	3.844	9.816
D_{30}	0.397	0.588	7.128
D_{10}	0.26	0.296	5.038
COEFFICIENTS			
C_c	0.77	0.30	1.03
C_u	3.01	12.97	1.95

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in	100.0	100.0	100.0
1/2 in	93.39	89.24	85.26
3/8 in	86.71	79.97	56.58
1/4 in	82.95	71.4	19.31
#4	79.2	64.61	7.63
#8	73.15	49.38	2.88
#20	62.25	37.37	2.04
#30	52.76	30.7	1.68
#40	34.0	18.96	1.06
#50	13.47	10.1	0.69
#70	4.96	7.1	0.49
#100	3.86	4.95	0.41
#200	1.66	2.5	0.34

SOIL DESCRIPTION

● POORLY GRADED SAND with GRAVEL(SP)

⧗ POORLY GRADED SAND with GRAVEL(SP)

▲ POORLY GRADED GRAVEL(GP)

REMARKS

●

⧗

▲

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-06	48 - 49.5	0.0	85.3	14.1		0.6		GP
⧗	Nicholson B-06	54 - 55.5	0.0	0.8	89.2		9.9		SP-SM

	●	⧗
	GRAIN SIZE	
D_{60}	10.316	0.391
D_{30}	7.438	0.286
D_{10}	2.825	0.076
	COEFFICIENTS	
C_c	1.90	2.73
C_u	3.65	5.12

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗
1 in		
3/4 in	100.0	
1/2 in	96.91	100.0
3/8 in	44.15	99.46
1/4 in	20.86	99.46
#4	14.74	99.16
#8	8.36	98.95
#20	4.79	97.16
#30	3.61	93.22
#40	2.28	68.79
#50	1.36	31.95
#70	0.84	18.22
#100	0.72	13.17
#200	0.59	9.91

SOIL DESCRIPTION

● POORLY GRADED GRAVEL(GP)

⧗ POORLY GRADED SAND with SILT(SP-SM)

REMARKS

●

⧗

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-07	10 - 11.5	0.0	28.8	64.7		6.6		SP-SM
⧗	Nicholson B-07	14 - 15.5	0.0	83.2	16.1		0.7		GP
▲	Nicholson B-07	26 - 27.5	0.0	52.7	39.0		8.4		GP

	●	⧗	▲
GRAIN SIZE			
D_{60}	2.576	9.911	7.173
D_{30}	0.436	6.437	0.821
D_{10}	0.18	3.094	0.091
COEFFICIENTS			
C_c	0.41	1.35	1.04
C_u	14.32	3.20	79.14

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			100.0
3/4 in	100.0	100.0	96.01
1/2 in	93.66	81.78	85.85
3/8 in	88.09	56.02	74.79
1/4 in	77.79	29.09	53.58
#4	71.21	16.78	47.35
#8	58.39	5.71	32.73
#20	47.79	2.77	30.42
#30	41.99	2.23	26.18
#40	29.09	1.53	21.58
#50	15.72	1.0	18.01
#70	11.02	0.82	16.29
#100	8.88	0.75	14.28
#200	6.55	0.65	8.39

SOIL DESCRIPTION

● POORLY GRADED SAND with SILT and GRAVEL(SP-SM)

⧗ POORLY GRADED GRAVEL with SAND(GP)

▲ POORLY GRADED GRAVEL with SAND(GP)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-07	36 - 37.5	0.0	93.2	5.4		1.4		GP
⧗	Nicholson B-07	40 - 41.5	0.0	3.6	93.8		2.6		SP
▲	Nicholson B-07	48 - 49.5	0.0	12.7	84.8		2.5		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	9.97	0.5	0.6
D_{30}	7.579	0.363	0.333
D_{10}	5.765	0.255	0.217
	COEFFICIENTS		
C_c	1.00	1.03	0.85
C_u	1.73	1.96	2.76

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in	100.0		
1/2 in	90.59	100.0	100.0
3/8 in	53.48	97.72	93.77
1/4 in	11.6	97.28	89.46
#4	6.78	96.45	87.35
#8	4.3	93.8	80.63
#20	3.58	87.4	68.66
#30	3.29	78.25	60.01
#40	2.75	43.81	44.58
#50	2.16	13.46	23.84
#70	1.79	6.1	9.01
#100	1.64	3.72	4.57
#200	1.39	2.61	2.5

SOIL DESCRIPTION
- ● POORLY GRADED GRAVEL(GP)
- ⧗ POORLY GRADED SAND(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS
- ●
- ⧗
- ▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS
100 10 1 0.1 0.01 0.001

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-07**	**58 - 59.5**	**0.0**	**0.0**	**78.4**		**21.6**		**SC**

	●		
	GRAIN SIZE		
D_{60}	**0.114**		
D_{30}	**0.082**		
D_{10}			
	COEFFICIENTS		
C_c			
C_u			

SIEVE (size)	PERCENT FINER ●		
1 in			
3/4 in			
1/2 in			
3/8 in			
1/4 in			
#4	100.0		
#8	99.95		
#20	99.38		
#30	99.14		
#40	98.81		
#50	98.54		
#70	98.04		
#100	85.46		
#200	21.56		

SOIL DESCRIPTION
● CLAYEY SAND(SC)

REMARKS
●

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● Nicholson B-08	16 - 17.5	0.0	0.4	84.7		14.9		SM
⧗ Nicholson B-08	22 - 23.5	0.0	22.5	72.7		4.8		SP
▲ Nicholson B-08	26 - 27.5	0.0	57.1	38.4		4.5		GW

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.251	1.717	6.133
D_{30}	0.168	0.504	3.438
D_{10}		0.219	1.11
	COEFFICIENTS		
C_c		0.68	1.74
C_u		7.84	5.53

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in		100.0	
3/4 in		94.91	100.0
1/2 in		94.91	97.89
3/8 in	100.0	92.72	85.93
1/4 in	99.75	82.4	62.32
#4	99.58	77.5	42.89
#8	99.4	64.97	15.0
#20	99.17	49.03	8.23
#30	98.01	38.28	7.41
#40	93.89	21.87	6.57
#50	80.0	13.14	6.0
#70	41.31	9.68	5.58
#100	24.45	7.01	5.13
#200	14.9	4.8	4.47

SOIL DESCRIPTION
- ● SILTY SAND(SM)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ WELL-GRADED GRAVEL with SAND(GW)

REMARKS
- ●
- ⧗
- ▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● Nicholson B-08	32 - 33.5	0.0	56.9	41.9		1.2		GP
⧗ Nicholson B-08	40 - 41.5	0.0	16.5	80.4		3.1		SP
▲ Nicholson B-08	44 - 45.5	0.0	3.6	94.2		2.2		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	6.809	0.582	0.432
D_{30}	3.559	0.337	0.312
D_{10}	2.026	0.205	0.188
	COEFFICIENTS		
C_c	0.92	0.95	1.20
C_u	3.36	2.83	2.30

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in		100.0	
3/4 in	100.0	95.19	
1/2 in	95.7	92.12	100.0
3/8 in	84.92	89.65	99.26
1/4 in	54.78	86.43	97.22
#4	43.08	83.51	96.36
#8	11.37	77.19	92.96
#20	2.23	68.04	86.22
#30	2.01	61.49	80.19
#40	1.84	45.12	59.04
#50	1.72	22.51	26.47
#70	1.6	10.5	12.69
#100	1.45	5.26	5.05
#200	1.23	3.14	2.17

SOIL DESCRIPTION

- ● POORLY GRADED GRAVEL with SAND(GP)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS

- ●
- ⧗
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3
4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-08	50 - 51.5	0.0	0.8	97.3		2.0		SP
⧗	Nicholson B-08	58 - 59.5	0.0	0.0	95.4		4.6		SP
▲	Nicholson B-08	68 - 69.5	0.0	2.2	90.8		7.0		SP-SM

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.665	0.556	0.317
D_{30}	0.47	0.407	0.221
D_{10}	0.326	0.225	0.101
	COEFFICIENTS		
C_c	1.02	1.33	1.53
C_u	2.04	2.47	3.15

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in			100.0
1/2 in			99.0
3/8 in	100.0		98.11
1/4 in	99.78		98.11
#4	99.24	100.0	97.76
#8	98.08	99.45	97.25
#20	80.02	90.42	96.68
#30	51.7	67.98	95.8
#40	20.94	32.18	87.73
#50	6.56	14.35	54.75
#70	3.97	9.12	26.73
#100	2.93	6.63	14.04
#200	1.97	4.58	7.01

SOIL DESCRIPTION

● POORLY GRADED SAND(SP)

⧗ POORLY GRADED SAND(SP)

▲ POORLY GRADED SAND with SILT(SP-SM)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 95 90 85 80 75 70 65 60 55 50 45 40 35 30 25 20 15 10 5 0
0 10 20 30 40 50 60 70 80 90 100
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-08**	**78 - 79.5**	**0.0**	**0.1**	**83.5**		**16.4**		**SM**
⧗	**Nicholson B-08**	**88 - 89.5**	**0.0**	**0.0**	**89.5**		**10.5**		**SP-SM**

	●	⧗	
	GRAIN SIZE		
D_{60}	**0.178**	**0.196**	
D_{30}	**0.116**	**0.157**	
D_{10}			
	COEFFICIENTS		
C_c		**1.71**	
C_u		**2.68**	

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	
1 in			
3/4 in			
1/2 in			
3/8 in			
1/4 in	**100.0**	**100.0**	
#4	**99.9**	**99.99**	
#8	**99.6**	**99.83**	
#20	**98.89**	**99.82**	
#30	**98.59**	**99.7**	
#40	**98.15**	**99.34**	
#50	**96.8**	**97.39**	
#70	**82.27**	**70.35**	
#100	**38.15**	**24.36**	
#200	**16.39**	**10.49**	

SOIL DESCRIPTION

● SILTY SAND(SM)

⧗ POORLY GRADED SAND with SILT(SP-SM)

REMARKS

●

⧗

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
● Nicholson B-09	12 - 13.5	0.0	0.1	89.9		10.0		SP-SM
⧗ Nicholson B-09	20 - 21.5	0.0	23.4	73.9		2.7		SP
▲ Nicholson B-09	28 - 29.5	0.0	13.4	85.1		1.5		SP

	●	⧗	▲
GRAIN SIZE			
D_{60}	0.19	1.318	1.247
D_{30}	0.124	0.393	0.516
D_{10}	0.075	0.216	0.301
COEFFICIENTS			
C_c	1.08	0.54	0.71
C_u	2.53	6.11	4.14

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in		100.0	100.0
1/2 in		89.98	96.89
3/8 in		86.98	95.04
1/4 in	100.0	80.23	91.27
#4	99.92	76.57	86.56
#8	99.92	66.94	73.62
#20	99.67	54.78	51.81
#30	99.39	46.16	37.52
#40	98.46	33.27	20.3
#50	91.64	18.91	9.89
#70	70.46	9.54	4.97
#100	37.46	5.16	2.69
#200	10.0	2.71	1.49

SOIL DESCRIPTION
- ● POORLY GRADED SAND with SILT(SP-SM)
- ⧗ POORLY GRADED SAND with GRAVEL(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS
- ●
- ⧗
- ▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-09**	**38 - 39.5**	**0.0**	**4.2**	**93.0**		**2.8**		**SP**
⧗	**Nicholson B-09**	**46 - 47.5**	**0.0**	**0.6**	**93.8**		**5.6**		**SP-SM**
▲	**Nicholson B-09**	**56 - 57.5**	**0.0**	**0.0**	**91.1**		**8.9**		**SP-SM**

	●	⧗	▲
GRAIN SIZE			
D_{60}	**0.393**	**0.269**	**0.274**
D_{30}	**0.291**	**0.207**	**0.163**
D_{10}	**0.211**	**0.122**	**0.079**
COEFFICIENTS			
C_c	**1.02**	**1.30**	**1.23**
C_u	**1.86**	**2.20**	**3.48**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in	**100.0**		
1/2 in	**98.46**		
3/8 in	**98.01**	**100.0**	
1/4 in	**95.89**	**99.65**	
#4	**95.77**	**99.36**	**100.0**
#8	**93.8**	**98.65**	**99.9**
#20	**89.64**	**96.76**	**98.78**
#30	**84.54**	**94.5**	**96.08**
#40	**68.16**	**89.29**	**84.1**
#50	**31.85**	**73.32**	**65.49**
#70	**10.04**	**31.45**	**44.59**
#100	**4.48**	**11.88**	**25.39**
#200	**2.79**	**5.6**	**8.87**

SOIL DESCRIPTION
- ● POORLY GRADED SAND(SP)
- ⧗ POORLY GRADED SAND with SILT(SP-SM)
- ▲ POORLY GRADED SAND with SILT(SP-SM)

REMARKS
- ●
- ⧗
- ▲

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD. PPI TEMPLATE.GDT 10/25/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-10	0 - 1.5	0.0	0.0	44.7		55.3		ML
⧗	Nicholson B-10	16 - 17.5	0.0	1.9	95.8		2.4		SP
▲	Nicholson B-10	26 - 27.5	0.0	6.1	91.9		1.9		SP

	●	⧗	▲
GRAIN SIZE			
D_{60}	0.098	0.483	0.553
D_{30}		0.361	0.425
D_{10}		0.289	0.313
COEFFICIENTS			
C_c		0.94	1.04
C_u		1.67	1.77

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in			100.0
1/2 in		100.0	97.3
3/8 in		99.42	96.19
1/4 in	100.0	99.29	94.47
#4	99.98	98.11	93.86
#8	99.95	95.81	90.79
#20	99.1	90.81	83.78
#30	98.14	81.99	69.21
#40	96.28	46.94	29.95
#50	91.38	10.62	7.27
#70	80.21	5.11	4.67
#100	67.47	3.69	3.13
#200	55.25	2.35	1.92

SOIL DESCRIPTION

● SANDY SILT(ML)

⧗ POORLY GRADED SAND(SP)

▲ POORLY GRADED SAND(SP)

REMARKS

●

⧗

▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-10	32 - 33.5	0.0	50.1	47.9		2.0		GP
⧗	Nicholson B-10	38 - 39.5	0.0	3.5	93.8		2.7		SP
▲	Nicholson B-10	46 - 47.5	0.0	40.0	58.6		1.4		SW

	●	⧗	▲
	GRAIN SIZE		
D_{60}	6.545	0.474	4.752
D_{30}	1.085	0.327	2.822
D_{10}	0.273	0.219	0.568
	COEFFICIENTS		
C_c	0.66	1.03	2.95
C_u	23.99	2.16	8.36

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in	100.0	100.0	
1/2 in	85.61	99.13	
3/8 in	73.54	98.22	100.0
1/4 in	58.9	97.62	89.92
#4	49.92	96.47	59.96
#8	36.21	92.35	19.72
#20	28.05	86.03	13.66
#30	24.86	77.96	10.61
#40	18.83	51.62	6.78
#50	11.26	23.04	3.81
#70	6.65	8.62	2.43
#100	3.76	4.53	1.82
#200	2.01	2.68	1.41

SOIL DESCRIPTION

● POORLY GRADED GRAVEL with SAND(GP)

⧗ POORLY GRADED SAND(SP)

▲ WELL-GRADED SAND with GRAVEL(SW)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-10	52 - 53.5	0.0	6.9	87.9		5.1		SP-SM
⧗	Nicholson B-10	58 - 59.5	0.0	52.6	45.2		2.1		GP

	●	⧗
GRAIN SIZE		
D_{60}	1.021	9.379
D_{30}	0.625	0.572
D_{10}	0.248	0.284
COEFFICIENTS		
C_C	1.54	0.12
C_U	4.13	33.04

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗
1 in		
3/4 in		100.0
1/2 in	100.0	71.28
3/8 in	98.16	60.25
1/4 in	95.77	52.5
#4	93.05	47.37
#8	85.63	38.93
#20	54.38	33.67
#30	26.83	31.0
#40	15.21	23.74
#50	11.9	10.89
#70	8.47	5.3
#100	6.86	3.32
#200	5.14	2.15

SOIL DESCRIPTION

● POORLY GRADED SAND with SILT(SP-SM)

⧗ POORLY GRADED GRAVEL with SAND(GP)

REMARKS

●

⧗

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-11	6 - 7.5	0.0	0.0	59.7		40.3		SM
⧗	Nicholson B-11	10 - 11.5	0.0	0.0	64.9		35.1		SM
▲	Nicholson B-11	22 - 23.5	0.0	0.2	95.8		4.0		SP

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.104	0.107	0.555
D_{30}			0.426
D_{10}			0.275
	COEFFICIENTS		
C_c			1.19
C_u			2.02

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in			
1/2 in			
3/8 in			
1/4 in			100.0
#4			99.8
#8	100.0		99.02
#20	99.99	100.0	94.95
#30	99.94	99.94	68.8
#40	99.8	99.86	29.68
#50	99.49	99.8	11.02
#70	97.97	99.32	7.0
#100	82.23	83.07	4.7
#200	40.29	35.08	4.02

SOIL DESCRIPTION

● CLAYEY SAND(SC)

⧗ CLAYEY SAND(SC)

▲ POORLY GRADED SAND(SP)

REMARKS

●

⧗

▲

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-11**	**28 - 29.5**	**0.0**	**48.6**	**47.1**		**4.2**		**GW**
⧗	**Nicholson B-11**	**34 - 35.5**	**0.0**	**0.3**	**97.4**		**2.3**		**SP**
▲	**Nicholson B-11**	**46 - 47.5**	**0.0**	**7.2**	**90.2**		**2.6**		**SP**

	●	⧗	▲
	GRAIN SIZE		
D_{60}	**6.027**	**0.269**	**0.598**
D_{30}	**1.442**	**0.215**	**0.404**
D_{10}	**0.231**	**0.16**	**0.222**
	COEFFICIENTS		
C_c	**1.49**	**1.07**	**1.23**
C_u	**26.04**	**1.68**	**2.69**

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in	100.0		100.0
1/2 in	97.93		97.71
3/8 in	82.64	100.0	97.26
1/4 in	61.9	99.82	94.1
#4	51.36	99.7	92.82
#8	34.39	99.45	89.46
#20	25.28	98.46	79.81
#30	21.73	97.83	60.28
#40	15.85	94.55	32.32
#50	11.79	74.36	16.65
#70	9.39	28.23	8.99
#100	7.12	5.84	5.66
#200	4.22	2.3	2.59

SOIL DESCRIPTION

- ● WELL-GRADED GRAVEL with SAND(GW)
- ⧗ POORLY GRADED SAND(SP)
- ▲ POORLY GRADED SAND(SP)

REMARKS

- ●
- ⧗
- ▲

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816



U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS
COBBLES
GRAVEL
coarse
fine
SAND
coarse
medium
fine
SILT OR CLAY

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-11	58 - 59.5	0.0	14.4	80.9		4.7		SP
⧗	Nicholson B-11	68 - 69.5	0.0	2.7	94.8		2.5		SP

	●	⧗	
	GRAIN SIZE		
D_{60}	1.386	0.579	
D_{30}	0.468	0.408	
D_{10}	0.206	0.227	
	COEFFICIENTS		
C_c	0.77	1.27	
C_u	6.71	2.55	

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	
1 in			
3/4 in			
1/2 in	100.0		
3/8 in	98.78	100.0	
1/4 in	93.09	97.88	
#4	85.58	97.29	
#8	70.52	96.06	
#20	50.35	84.5	
#30	40.63	63.22	
#40	25.9	31.89	
#50	14.77	15.38	
#70	10.22	8.67	
#100	7.45	4.95	
#200	4.72	2.51	

SOIL DESCRIPTION

● POORLY GRADED SAND(SP)

⧗ POORLY GRADED SAND(SP)

REMARKS

●

⧗

Terracon

2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits

Location: Nicholson Pit

Project Number: ET115012

Client: Hub City Industries

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	Nicholson B-12	18 - 19.5	0.0	0.0	59.3		40.7		SC
⧗	Nicholson B-12	28 - 29.5	0.0	22.8	73.6		3.7		SP
▲	Nicholson B-12	34 - 35.5	0.0	67.2	32.1		0.7		GW

	●	⧗	▲
	GRAIN SIZE		
D_{60}	0.109	1.41	9.381
D_{30}		0.378	4.325
D_{10}		0.22	1.388
	COEFFICIENTS		
C_c		0.46	1.44
C_u		6.40	6.76

SIEVE (size)	PERCENT FINER ●	⧗	▲
1 in			
3/4 in		100.0	100.0
1/2 in		97.84	78.58
3/8 in		92.03	60.48
1/4 in		83.52	45.05
#4	100.0	77.24	32.77
#8	99.98	65.79	12.09
#20	99.82	54.31	8.07
#30	99.47	47.59	7.41
#40	99.09	35.14	6.29
#50	98.69	19.79	4.72
#70	95.64	8.76	3.34
#100	76.2	5.68	2.15
#200	40.73	3.65	0.72

SOIL DESCRIPTION

● CLAYEY SAND(SC)

⧗ POORLY GRADED SAND with GRAVEL(SP)

▲ WELL-GRADED GRAVEL with SAND(GW)

REMARKS

●

⧗

▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries


U.S. SIEVE OPENING IN INCHES
U.S. SIEVE NUMBERS
HYDROMETER
6 4 3 2 1.5 1 3/4 1/2 3/8 3 4 6 8 10 14 16 20 30 40 50 60 100 140 200
PERCENT FINER BY WEIGHT
PERCENT COARSER BY WEIGHT
100 10 1 0.1 0.01 0.001
GRAIN SIZE IN MILLIMETERS

COBBLES	GRAVEL		SAND			SILT OR CLAY
	coarse	fine	coarse	medium	fine	

	SAMPLES	DEPTH	% COBBLES	% GRAVEL	% SAND	% SILT	% FINES	% CLAY	USCS
●	**Nicholson B-12**	**46 - 47.5**	**0.0**	**76.4**	**23.5**		**0.1**		**GP**
⧗	**Nicholson B-12**	**52 - 53.5**	**0.0**	**1.0**	**83.1**		**16.0**		**SM**
▲	**Nicholson B-12**	**58 - 59.5**	**0.0**	**89.4**	**8.2**		**2.4**		**GP**

	●	⧗	▲
	GRAIN SIZE		
D_{60}	**7.587**	**0.196**	**12.594**
D_{30}	**5.243**	**0.112**	**9.64**
D_{10}	**2.742**		**4.083**
	COEFFICIENTS		
C_c	**1.32**		**1.81**
C_u	**2.77**		**3.08**

SIEVE (size)	PERCENT FINER ●	PERCENT FINER ⧗	PERCENT FINER ▲
1 in			
3/4 in	**100.0**		**100.0**
1/2 in	**95.66**		**59.27**
3/8 in	**82.12**	**100.0**	**28.35**
1/4 in	**42.51**	**99.47**	**13.18**
#4	**23.56**	**99.04**	**10.57**
#8	**6.3**	**96.69**	**7.95**
#20	**2.94**	**91.49**	**6.45**
#30	**2.15**	**88.38**	**5.9**
#40	**1.11**	**84.86**	**5.36**
#50	**0.57**	**78.37**	**4.92**
#70	**0.36**	**65.69**	**4.47**
#100	**0.22**	**40.29**	**3.64**
#200	**0.06**	**15.96**	**2.39**

SOIL DESCRIPTION

● POORLY GRADED GRAVEL with SAND(GP)

⧗ SILTY SAND(SM)

▲ POORLY GRADED GRAVEL(GP)

REMARKS

●

⧗

▲

GRAIN SIZE: USCS-ALTERNATE SIEVES ET115012 NICHOLSON BORINGS.GPJ STD_PPI TEMPLATE.GDT 10/25/11

Terracon
2822 O'Neal Lane, Bldg. B | Baton Rouge, LA 70816

GRAIN SIZE DISTRIBUTION ASTM D422

Project: Nicholson and Hickory Pits
Location: Nicholson Pit
Project Number: ET115012
Client: Hub City Industries

APPENDIX C
RESULTS

Terracon

Exhibit C-1 - Nicholson Site

Total Acres for Mining 450 Acres

Assumed In-Place Dry Density 90 pcf

Mining Depths

Starting Depth 0 ft

Termination Depth 60 ft

Material	Overall Percentage	Estimated Cubic Yards Per Acre	Estimated Tons Per Acre	Est. Cubic Yards for 450 acres	Estimated Tons for 450 acres
CL	16%	15,200	18,500	6,840,000	8,317,900
CH	9%	8,800	10,600	3,960,000	4,784,600
ML	1%	800	1,000	360,000	441,700
S & G	74%	72,000	87,500	32,400,000	39,381,200

Sand and Gravel Quantities									
Sieve (size)	Cumulative % Passing	Percent Retained on Each Sieve	Estimated Cubic Yards Per Acre	Estimated Tons Per Acre	Est. Cubic Yards for 450 acres	Estimated Tons for 450 acres	Estimated Tons for 450 acres		
							20/40	40/70	70/200
1"	100.0	0.0	0	0	0	0			
3/4"	99.6	0.4	300	300	135,000	154,900			
1/2"	94.4	5.2	3,800	4,600	1,710,000	2,054,900			
3/8"	87.5	6.9	5,000	6,100	2,250,000	2,729,400			
1/4"	77.2	10.3	7,400	9,000	3,330,000	4,041,000			
#4	71.5	5.6	4,100	4,900	1,845,000	2,224,100			
#8	63.0	8.5	6,100	7,400	2,745,000	3,350,900			
#20	56.1	6.9	5,000	6,000	2,250,000	2,718,400			
#30	50.3	5.8	4,200	5,100	1,890,000	2,291,800	6,822,900		
#40	38.8	11.5	8,300	10,100	3,735,000	4,531,100			
#50	26.3	12.6	9,000	11,000	4,050,000	4,945,100		8,626,400	
#70	16.9	9.3	6,700	8,200	3,015,000	3,681,300			
#100	11.2	5.8	4,100	5,000	1,845,000	2,266,600			4,163,200
#200	6.3	4.8	3,500	4,200	1,575,000	1,896,600			
-#200			4,600	5,500	2,070,000	2,495,100			

Total Acres for Mining 150 Acres

Assumed In-Place Dry Density 90 pcf

Mining Depths

Starting Depth	0	ft
Termination Depth	60	ft

Material	Overall Percentage	Estimated Cubic Yards Per Acre	Estimated Tons Per Acre	Est. Cubic Yards for 150 acres	Estimated Tons for 150 acres
CL	8%	8,100	9,800	1,215,000	1,470,200
CH	9%	9,100	11,100	1,365,000	1,666,200
S & G	82%	79,600	96,700	11,940,000	14,505,500

Sand and Gravel Quantities

Sieve (size)	Cumulative % Passing	Percent Retained on Each Sieve	Estimated Cubic Yards Per Acre	Estimated Tons Per Acre	Est. Cubic Yards for 150 acres	Estimated Tons for 150 acres	Estimated Tons for 150 acres		
							20/40	40/70	70/200
1"	100.0	0.0	0	0	0	0			
3/4"	99.8	0.2	200	200	30,000	30,700			
1/2"	95.6	4.1	3,300	4,000	495,000	601,500			
3/8"	89.8	5.8	4,600	5,600	690,000	844,700			
1/4"	77.0	12.8	10,200	12,400	1,530,000	1,854,200			
#4	69.0	8.0	6,400	7,800	960,000	1,165,800			
#8	57.0	12.0	9,600	11,600	1,440,000	1,745,000			
#20	45.3	11.6	9,300	11,300	1,395,000	1,689,300			
#30	38.1	7.2	5,700	7,000	855,000	1,044,600	2,607,200		
#40	27.3	10.8	8,600	10,400	1,290,000	1,562,600			
#50	16.3	11.0	8,800	10,600	1,320,000	1,595,800		2,680,500	
#70	8.9	7.5	6,000	7,200	900,000	1,084,700			
#100	4.9	4.0	3,200	3,800	480,000	576,600			839,900
#200	3.1	1.8	1,400	1,800	210,000	263,300			
-#200			2,500	3,000	375,000	446,700			